UNITEDSTATES

SECURITIESANDEXCHANGECOMMISSION

Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-08621

Name of Fund: BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniHoldings New Jersey Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant's telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2020

Date of reporting period: 01/31/2020

Item 1 – Report to Stockholders

JANUARY 31, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

BlackRock MuniYield Investment Quality Fund (MFT)

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

U.S. equities and bonds both delivered impressive returns over the last 12 months, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. Investors were further encouraged by the apparent cessation of trade hostilities between the United States and China late in 2019, although some of these gains were reversed in January 2020, as the spread of the coronavirus injected uncertainty into markets.

Returns for most securities were particularly strong in the second half of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. In the United States, large-cap stocks led the broader market, while small-cap equities still posted healthy returns. Emerging market stocks, however, were constrained by coronavirus fears, losing most of their gains near the end of the reporting period.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low despite an uptick late in the reporting period. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

Continuing the shift toward looser monetary policy that began in early 2019, the U.S. Federal Reserve (the “Fed”) increased efforts to stimulate economic activity. The Fed reduced interest rates three times during the reporting period, from July 2019 to October 2019. In December 2019, the Fed further reassured markets by indicating that it is unlikely to reverse course and tighten monetary policy in the near future. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan continued its accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe there are reasons to remain cautious about the U.S. economy, most notably the uncertainty around the duration of the impact of the coronavirus-driven economic contraction, the U.S. presidential election and future earnings growth. At this time we are watching the developments around the world very closely to assess the full extent of the risks of economic disruption that could result from the global pandemic. Corporate earnings underperformed in 2019, but action by the Fed led to outstanding equity returns. With the future of monetary policy and consumer behaviors uncertain, earnings deterioration could act as a drag on equities.

Overall, we favor moderately increasing investment risk to benefit from expected growth. We are neutral on U.S. equities, but we favor emerging market and Japanese equities, which could benefit from an uptick in global trade and investment. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, extremely low yields and inflation risk limit the effectiveness of many bond classes as a counterweight in portfolios. We favor higher-yielding bonds from emerging markets, where central banks have more room for further accommodation, while strategically using U.S. Treasuries as stabilizers.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.31%	21.68%
U.S. small cap equities (Russell 2000® Index)	3.26	9.21
International equities (MSCI Europe, Australasia, Far East Index)	6.12	12.10
Emerging market equities (MSCI Emerging Markets Index)	3.36	3.81
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.98	2.22
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	5.13	12.15
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	4.20	9.64
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.08	8.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.43	9.40
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended January 31, 2020

Municipal Market Conditions

Municipal bonds posted strong total returns during the period, buoyed by a combination of rallying interest rates and a favorable technical backdrop. Interest rates moved lower in 2019 as the Fed turned more dovish on the back of slowing global growth and trade uncertainties, indicated a commitment to sustain the current economic expansion, and executed a mid-cycle adjustment consisting of three 0.25% rate cuts. This dynamic was compounded in early 2020 as elevated event risks, led by increased U.S. conflict with Iran and a coronavirus pandemic, spurred a flight to quality. At the same time,	S&P Municipal Bond Index Total Returns as of January 31, 2020 6 months: 3.08% 12 months: 8.21%

municipal bond technicals remained supportive with historically robust demand outpacing moderate supply. During the 12 months ended January 31, 2020, municipal bond funds experienced net inflows totaling $98 billion (based on data from the Investment Company Institute). Broadly, investors favored the tax-exempt income, diversification, quality, and value of municipal bonds given that tax reform ultimately lowered the top individual tax rate just 2.6% while eliminating deductions. For the same 12-month period, total new issuance was slightly above average from a historical perspective at $409 billion, but was boosted by robust taxable municipal supply. Taxable municipal bond issuance picked up late in 2019, as issuers advance refunded tax-exempt debt using taxable municipal bonds for cost savings. While increasing issuance totals, this dynamic ultimately shrank the size of the tax-exempt market and provided a positive technical tailwind for the natural buyer of the asset class.

A Closer Look at Yields

From January 31, 2019 to January 31, 2020, yields on AAA-rated 30-year municipal bonds decreased by 122 basis points (“bps”) from 3.02% to 1.80%, while ten-year rates decreased by 102 bps from 2.17% to 1.15% and five-year rates decreased by 92 bps from 1.76% to 0.84% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 40 bps, compared to 14 bps of steepening in the comparable U.S. Treasury curve.

During the same time period, tax-exempt municipal bonds outperformed duration-matched U.S. Treasuries, most notably in the long end of the yield curve. Consequently, relative valuations remained stretched versus history. Given that the corporate tax rate was lowered much more than the individual rate, institutions now have less incentive to own tax-exempt municipal bonds, while individuals are more incentivized. In a more retail-driven market, lower municipal-to-Treasury ratios are likely sustainable as individuals are focused more on generating tax-free income and less concerned with relative valuations. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

Most states and localities are on solid footing as tax receipts are increasing steadily and spending levels are rebounding from post-recession lows. Rising healthcare expenditures and legacy pension costs are plaguing a handful of high-profile credits. Essential service revenue bonds continue to benefit from deleveraging. Several private-public partnerships and off-balance sheet projects have made headlines for cost-overruns that are calling into question their value add. More caution is warranted in the non-profit sectors, especially less-selective private education credits that are dealing with competitive pressures and are burdened with outsized debt. Merger and acquisition activity has been elevated in the hospital sector, providing opportunities to generate performance. Additionally, high yield remains an important driver of performance. BlackRock maintains the view that municipal bond defaults will remain minimal and the overall market is fundamentally sound. However, we continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of January 31, 2020 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Funds’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Fund Summary as of January 31, 2020	BlackRock MuniHoldings California Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings California Quality Fund, Inc.’s (MUC) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes and California personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and California personal income taxes. Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment. The municipal obligations in which the Fund primarily invests are either rated investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Effective July 31, 2019, the Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUC
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of January 31, 2020 ($14.48)(a)	3.60%
Tax Equivalent Yield(b)	7.84%
Current Monthly Distribution per Common Share(c)	$0.0435
Current Annualized Distribution per Common Share(c)	$0.5220
Leverage as of January 31, 2020(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.1%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on March, 2, 2020, was increased to $0.0460 per share. The current yield on closing market price, tax equivalent yield, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the six months ended January 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MUC(a)(b)	5.35%	4.86%
Lipper California Municipal Debt Funds(c)	5.74	5.32

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

After moving sideways for much of the period, municipal bonds finished with positive returns thanks to their rally in January. In fact, January represented the highest one-month return for U.S. municipal issues in six years (as measured by the S&P Municipal Bond Index). The gains for the broader bond market reflected the backdrop of weaker economic data and worries about the spread of coronavirus. (Bond prices rise as yields fall.) The favorable combination of robust investor demand and relatively limited new-issue supply provided an additional tailwind for tax-exempt securities.

California municipal debt finished slightly ahead of the national index, as the repeal of federal, state and local tax deductions fueled continued demand in high-tax states.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy detracted from Fund performance. Reinvestment risk continued to be a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds that were issued when yields were higher. The Fund’s higher-quality focus also detracted at a time in which high yield bonds (those rated BBB and below) outperformed the rest of the market. However, the investment adviser began adding to high yield debt during the period due to a change in the Fund’s quality designation.

The Fund’s use of leverage aided results by enhancing income and amplifying the effect of the rising prices. The Fund further benefited from its positions in bonds with maturities of 20 years and above given the outperformance of longer-term debt. At the sector level, school districts, health care and transportation issues were strong contributors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2020 (continued)	BlackRock MuniHoldings California Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	01/31/20	07/31/19	Change	High	Low
Market Price	$14.48	$14.00	3.43%	$14.51	$13.62
Net Asset Value	16.02	15.56	2.96	16.02	15.55

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	01/31/20	07/31/19
County/City/Special District/School District	35%	37%
Health	19	21
Transportation	15	15
Utilities	13	14
Education	8	7
State	4	2
Tobacco	4	3
Housing	2	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2020	6%
2021	8
2022	2
2023	7
2024	4

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/20	07/31/19
AAA/Aaa	10%	1%
AA/Aa	69	49
A	10	32
BBB/Baa	2	9
BB/Ba	2	—
N/R(b)	7	9

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2020 and July 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade each represented less than 1% of the Fund’s total investments.

FUND SUMMARY	7

Fund Summary as of January 31, 2020	BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings New Jersey Quality Fund, Inc.’s (MUJ) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income tax and New Jersey personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from U.S federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New Jersey personal income taxes. The municipal obligations in which the Fund primarily invests are either rated investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. Effective July 31, 2019, the Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MUJ
Initial Offering Date	March 11, 1998
Yield on Closing Market Price as of January 31, 2020 ($14.75)(a)	4.39%
Tax Equivalent Yield(b)	9.06%
Current Monthly Distribution per Common Share(c)	$0.0540
Current Annualized Distribution per Common Share(c)	$0.6480
Leverage as of January 31, 2020(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 51.55%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the six months ended January 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MUJ(a)(b)	4.49%	4.53%
Lipper New Jersey Municipal Debt Funds(c)	5.57	4.22

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

After moving sideways for much of the period, municipal bonds finished with positive returns thanks to their rally in January. In fact, January represented the highest one-month return for U.S. municipal issues in six years (as measured by the S&P Municipal Bond Index). The gains for the broader bond market reflected the backdrop of weaker economic data and worries about the spread of coronavirus. (Bond prices rise as yields fall.) The favorable combination of robust investor demand and relatively limited new-issue supply provided an additional tailwind for tax-exempt securities.

New Jersey state tax-backed bonds outperformed the national market, as the state’s fundamentals improved and credit spreads tightened amid the ongoing economic expansion. Although New Jersey carries one of the lowest state credit ratings at A3 and A- by Moody’s and Standard & Poor’s, respectively, investors were attracted by the above-average yields of a large and economically diversified issuer.

Positions in high yield debt, which outperformed on the strength of solid credit fundamentals and investors’ appetite for yield, contributed to Fund performance. The Fund’s holdings in Puerto Rico were particularly strong performers, as were tobacco issues. Positions in longer-term bonds, which outpaced short-term debt, also added value. The Fund’s use of leverage aided results by enhancing income and amplifying the effect of rising prices.

The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy detracted from Fund performance. Reinvestment risk continued to be a headwind since as the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2020 (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	01/31/20	07/31/19	Change	High	Low
Market Price	$14.75	$14.43	2.22%	$14.80	$13.69
Net Asset Value	16.31	15.95	2.26	16.31	15.79

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	01/31/20	07/31/19
Transportation	28%	29%
State	18	18
Education	17	17
County/City/Special District/School District	13	13
Health	9	10
Utilities	7	4
Housing	4	4
Tobacco	2	2
Corporate	2	3

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2020	7%
2021	15
2022	8
2023	9
2024	16

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/20	07/31/19
AAA/Aaa	6%	7%
AA/Aa	38	36
A	16	19
BBB/Baa	31	33
BB/Ba	2	—
N/R(b)	7	5

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represented 2% of the Fund’s total investments and was 2% at 7/31/19.

FUND SUMMARY	9

Fund Summary as of January 31, 2020	BlackRock MuniYield Investment Quality Fund

Fund Overview

BlackRock MuniYield Investment Quality Fund’s (MFT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Effective July 31, 2019, the Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MFT
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of January 31, 2020 ($13.96)(a)	4.30%
Tax Equivalent Yield(b)	7.26%
Current Monthly Distribution per Common Share(c)	$0.0500
Current Annualized Distribution per Common Share(c)	$0.6000
Leverage as of January 31, 2020(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the six months ended January 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MFT(a)(b)	5.00%	4.87%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	4.81	5.01

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

After moving sideways for much of the period, municipal bonds finished with positive returns thanks to their rally in January. In fact, January represented the highest one-month return for U.S. municipal issues in six years (as measured by the S&P Municipal Bond Index). The gains for the broader bond market reflected the backdrop of weaker economic data and worries about the spread of coronavirus. (Bond prices rise as yields fall.) The favorable combination of robust investor demand and relatively limited new-issue supply provided an additional tailwind for tax-exempt securities.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy detracted from Fund performance. Reinvestment risk continued to be a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds that were issued when yields were higher. In addition, positions in shorter-term bonds lagged relative to those with longer-dated maturities.

On the positive side, an allocation to bonds with maturities of 20 years and longer helped Fund performance. The Fund’s use of leverage aided results by enhancing income and amplifying the effect of rising prices. At the sector level, transportation and state tax-backed issues were strong contributors. Performance in the tax-backed space was highlighted by strength in Puerto Rico bonds backed by sales taxes. Positions in AA and A rated debt further contributed to Fund results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2020 (continued)	BlackRock MuniYield Investment Quality Fund

Market Price and Net Asset Value Per Share Summary

	01/31/20	07/31/19	Change	High	Low
Market Price	$13.96	$13.59	2.72%	$14.03	$12.99
Net Asset Value	14.63	14.26	2.59	14.63	14.19

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	01/31/20	07/31/19
Transportation	36%	39%
Utilities	17	11
County/City/Special District/School District	14	15
Health	12	15
State	6	5
Housing	6	7
Education	6	5
Tobacco	3	3

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2020	3%
2021	18
2022	3
2023	20
2024	5

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/20	07/31/19
AAA/Aaa	2%	2%
AA/Aa	41	41
A	34	37
BBB/Baa	14	14
BB/Ba	1	—
N/R(b)	8	6

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2020 and July 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade each represented 1% of the Fund’s total investments.

FUND SUMMARY	11

Fund Summary as of January 31, 2020	BlackRock MuniYield Michigan Quality Fund, Inc.

Fund Overview

BlackRock MuniYield Michigan Quality Fund, Inc.’s (MIY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Michigan income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Effective July 31, 2019, the Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MIY
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of January 31, 2020 ($14.68)(a)	4.01%
Tax Equivalent Yield(b)	7.30%
Current Monthly Distribution per Common Share(c)	$0.0490
Current Annualized Distribution per Common Share(c)	$0.5880
Leverage as of January 31, 2020(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 45.05%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the six months ended January 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MIY(a)(b)	5.23%	4.48%
Lipper Other States Municipal Debt Funds(c)	6.00	4.16

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

After moving sideways for much of the period, municipal bonds finished with positive returns thanks to their rally in January. In fact, January represented the highest one-month return for U.S. municipal issues in six years (as measured by the S&P Municipal Bond Index). The gains for the broader bond market reflected the backdrop of weaker economic data and worries about the spread of coronavirus. (Bond prices rise as yields fall.) The favorable combination of robust investor demand and relatively limited new-issue supply provided an additional tailwind for tax-exempt securities.

Michigan municipal bonds slightly outperformed the national market, due in part to its longer duration (higher interest rate sensitivity). A number of fundamental trends were supportive for the market, as well. Michigan’s economy continued to improve and diversify, although it is still dependent upon the auto industry. The state’s most recent unemployment rate was only slightly above the national average, and Michigan’s budget for the 2019 fiscal year contained over $1 billion in reserves. Additionally, positive net migration trends have helped Michigan recover the population losses it experienced in the prior decade.

The Fund’s use of leverage aided results by enhancing income and amplifying the effect of rising prices. An allocation to longer-term debt, which outpaced shorter-dated issues, was an additional positive. A weighting in bonds rated A and below was also additive at a time in which lower-quality issues outpaced the broader market. Similarly, the Fund’s positions in 4% coupon issues helped performance, as yield spreads for these securities generally tightened compared to 5% coupons. The Fund further benefited from its positions in the state tax-backed, health care and education sectors. Performance in the tax-backed space was highlighted by strength in Puerto Rico bonds backed by sales taxes.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that U.S. Treasury yields fell, as prices rose, this strategy detracted from Fund performance. In addition, the ongoing loss of higher-yielding securities from bond calls and maturities negatively impacted the Fund’s yield.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2020 (continued)	BlackRock MuniYield Michigan Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	01/31/20	07/31/19	Change	High	Low
Market Price	$14.68	$14.24	3.09%	$14.70	$13.72
Net Asset Value	16.07	15.70	2.36	16.07	15.61

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	01/31/20	07/31/19
Health	23%	23%
Education	22	22
State	17	2
County/City/Special District/School District	16	17
Utilities	12	16
Housing	5	12
Transportation	3	5
Corporate	2	3

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2020	4%
2021	16
2022	8
2023	14
2024	9

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/20	07/31/19
AAA/Aaa	2%	3%
AA/Aa	64	65
A	25	26
BBB/Baa	4	4
N/R(b)	5	2

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2020 and July 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade each represented less than 1% of the Fund’s total investments.

FUND SUMMARY	13

Fund Summary as of January 31, 2020	BlackRock MuniYield Pennsylvania Quality Fund

Fund Overview

BlackRock MuniYield Pennsylvania Quality Fund’s (MPA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Pennsylvania income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Effective July 31, 2019, the Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MPA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of January 31, 2020 ($14.74)(a)	3.74%
Tax Equivalent Yield(b)	6.66%
Current Monthly Distribution per Common Share(c)	$0.0460
Current Annualized Distribution per Common Share(c)	$0.5520
Leverage as of January 31, 2020(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 43.87%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the six months ended January 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MPA(a)(b)	5.96%	4.35%
Lipper Pennsylvania Municipal Debt Funds(c)	4.78	3.99

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

After moving sideways for much of the period, municipal bonds finished with positive returns thanks to their rally in January. In fact, January represented the highest one-month return for U.S. municipal issues in six years (as measured by the S&P Municipal Bond Index). The gains for the broader bond market reflected the backdrop of weaker economic data and worries about the spread of coronavirus. (Bond prices rise as yields fall.) The favorable combination of robust investor demand and relatively limited new-issue supply provided an additional tailwind for tax-exempt securities.

Pennsylvania state tax-backed bonds outperformed the national market, as the state’s fundamentals strengthened and credit spreads tightened amid the ongoing economic expansion. The strength in bond prices also reflected recent strong revenue growth, improvement in the state’s budget reserves, and overall progress toward budgetary stability.

Allocations to higher education, health care and tobacco issues made the largest contribution to Fund performance. Positions in longer-term bonds, which outpaced short-term debt, also added value. In addition, the Fund’s use of leverage aided results by enhancing income and amplifying the effect of rising prices.

The Fund’s allocation to the multi-family housing sector was a large detractor, as the rating agency S&P Global Ratings lowered its ratings on two specific issuers held by the Fund. However, the investment adviser chose to maintain the positions, as it believed the bonds offered compelling values at their lower prices. The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy detracted from Fund performance. Reinvestment risk remained a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2020 (continued)	BlackRock MuniYield Pennsylvania Quality Fund

Market Price and Net Asset Value Per Share Summary

	01/31/20	07/31/19	Change	High	Low
Market Price	$14.74	$14.18	3.95%	$14.80	$13.81
Net Asset Value	16.44	16.06	2.37	16.44	15.83

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	01/31/20	07/31/19
Education	25%	25%
Health	21	20
County/City/Special District/School District	17	18
State	12	9
Transportation	11	11
Utilities	5	7
Housing	5	6
Tobacco	3	3
Corporate	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2020	5%
2021	11
2022	7
2023	5
2024	7

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/20	07/31/19
AAA/Aaa	1%	1%
AA/Aa	45	49
A	32	32
BBB/Baa	7	9
BB/Ba	1	—
B/B	1	—
N/R(b)	13	9

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2020 and July 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represented 2% and less than 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	15

Schedule of Investments (unaudited) January 31, 2020	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 110.3%

California — 106.6%

Corporate — 0.4%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 02/15/34	$2,435	$2,444,862

County/City/Special District/School District — 33.3%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge Subordinate, 4.00%, 04/01/42	5,000	5,646,000
California Municipal Finance Authority, RB, Orange County Civic Center Infrastructure Improvement Program Phase II, Series A, 5.00%, 06/01/43	2,000	2,494,260
California Municipal Finance Authority, Refunding RB, Master’s University, 5.00%, 08/01/39	1,105	1,287,281
Centinela Valley Union High School District, GO, Election of 2010, Series A, 5.75%, 08/01/21(a)	9,120	9,781,838
Chabot-Las Positas Community College District, GO, Election of 2016, Series A, 4.00%, 08/01/47	1,500	1,685,865
Chaffey Joint Union High School District, GO, CAB, Election of 2012, Series C(b):
0.00%, 08/01/32	250	178,180
0.00%, 08/01/33	500	339,195
0.00%, 08/01/34	510	330,047
0.00%, 08/01/35	545	336,483
0.00%, 08/01/36	500	294,925
0.00%, 08/01/37	650	366,034
0.00%, 08/01/38	625	335,813
0.00%, 08/01/39	750	384,690
0.00%, 08/01/40	1,855	908,764
0.00%, 08/01/41	305	142,676
0.00%, 02/01/42	350	159,866
City of Riverside California Electric Revenue, Refunding RB, Series A, 5.00%, 10/01/43	3,500	4,499,985
City of Sacramento Caliifornia Transient Occupancy Tax Revenue, RB, Convention Center Complex, Series A, 5.00%, 06/01/43	1,230	1,511,449
Coronado Community Development Agency Successor Agency, Refunding, Tax Allocation Bonds, Series A, 5.00%, 09/01/33	2,055	2,472,494
County of Los Angeles California Metropolitan Transportation Authority, Refunding RB, Green Bond, Series A, 5.00%, 07/01/44	2,000	2,535,440
County of Los Angeles California Public Works Financing Authority, Refunding RB, Series D, 5.00%, 12/01/45	1,430	1,712,997
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(a)	2,665	2,811,735
County of San Luis Obispo Community College District, GO, Refunding Series B, 4.00%, 08/01/43	3,555	4,112,886
County of Santa Clara California, GO, Election of 2008, Series B, 4.00%, 08/01/43	10,225	10,924,492
Fremont Union High School District, GO, Refunding, 4.00%, 08/01/40	2,500	2,811,800
Garden Grove Unified School District, GO, Election of 2010, Series C, 5.25%, 08/01/23(a)	5,500	6,329,345
Gavilan Joint Community College District, GO, Election of 2004, Series D(a):
5.50%, 08/01/21	2,170	2,319,448
5.75%, 08/01/21	8,400	9,009,588
Glendale Community College District, GO, Election of 2016, Series A, 4.00%, 08/01/46	8,000	9,070,080
Grossmont California Healthcare District, GO, Election of 2006, Series B, 6.13%, 07/15/21(a)	2,000	2,151,700

Security	Par (000)	Value

County/City/Special District/School District (continued)
Hayward Unified School District, GO, Series A (BAM), 4.00%, 08/01/48	$2,000	$2,292,780
Kern Community College District, GO, Safety Repair & Improvements, Series C(a):
5.25%, 11/01/23	5,715	6,637,744
5.75%, 11/01/23	12,085	14,258,246
Los Alamitos Unified School District, GO, Refunding, School Facilities Improvement:
5.25%, 08/01/23(a)	2,185	2,514,476
5.25%, 08/01/39	1,515	1,727,539
Los Rios Community College District, GO, Election of 2008, Series A, 5.00%, 08/01/20(a)	11,000	11,224,290
Mount San Jacinto Community College District, GO, Series A, 5.00%, 08/01/35	3,565	4,311,119
Oxnard Union High School District, GO, Refunding, Election of 2004, Series A (AGM), 5.00%, 08/01/20(a)	10,000	10,203,900
Rio Elementary School District, GO, Series A (AGM), 5.25%, 08/01/40	5,865	7,069,202
Riverside County Public Financing Authority, Tax Allocation Bonds, Series A (BAM), 4.00%, 10/01/40	2,545	2,881,169
San Benito High School District, GO, Election of 2016, 4.00%, 08/01/48	5,000	5,764,850
San Diego California Unified School District, GO:
CAB, Election of 2008, Series K-2, 0.00%, 07/01/38(b)	2,755	1,518,115
CAB, Election of 2008, Series K-2, 0.00%, 07/01/39(b)	3,340	1,758,877
CAB, Election of 2008, Series K-2, 0.00%, 07/01/40(b)	4,285	2,160,883
Series B, 3.25%, 07/01/48	6,000	6,411,600
San Jose California Financing Authority, LRB, Convention Center Expansion & Renovation Project:
5.75%, 05/01/36	2,560	2,569,677
5.75%, 05/01/42	4,500	4,756,770
San Jose California Financing Authority, Refunding LRB, Civic Center Project, Series A, 5.00%, 06/01/39	5,800	6,502,844
San Marcos Redevelopment Agency Successor Agency, Refunding, Tax Allocation Bonds, Series A:
5.00%, 10/01/32	1,700	2,041,666
5.00%, 10/01/33	1,125	1,347,412
Santa Clara Unified School District, GO, Election of 2018, 3.25%, 07/01/44	8,000	8,517,440
Santa Clarita Community College District, GO, Refunding, 4.00%, 08/01/46	10,000	11,099,600
Washington Township Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/38	1,625	1,918,621
West Contra Costa California Unified School District, GO:
Election of 2010, Series A (AGM), 5.25%, 08/01/21(a)	5,390	5,741,266
Election of 2010, Series B, 5.50%, 08/01/39	3,195	3,662,173
Election of 2012, Series A, 5.50%, 08/01/39	2,500	2,865,550

		218,703,165

Education — 8.6%
California Educational Facilities Authority, RB, Stanford University, Series V-1, 5.00%, 05/01/49	5,800	9,398,262
California Municipal Finance Authority, RB:
Emerson College, 6.00%, 01/01/22(a)	2,750	3,017,657
John Adams Academy, Series A, 5.00%, 10/01/39(c)	285	308,709
John Adams Academy, Series A, 5.00%, 10/01/49(c)	480	511,181
John Adams Academy, Series A, 5.00%, 10/01/57(c)	940	994,924
California Municipal Finance Authority, Refunding RB, Emerson College, Series B, 5.00%, 01/01/42	1,750	2,093,507
California School Finance Authority, RB(c):
Arts In Action Charter Schools, 5.00%, 06/01/40	355	397,284
Arts In Action Charter Schools, 5.00%, 06/01/50	555	613,247
Arts In Action Charter Schools, 5.00%, 06/01/59	885	971,872
Kipp Socal Projects, Series A, 5.00%, 07/01/49	350	420,812

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Kipp Socal Projects, Series A, 5.00%, 07/01/54	$500	$599,030
Real Journey Academies, Series A, 5.00%, 06/01/58	2,765	2,918,098
Teach Public Schools, Series A, 5.00%, 06/01/58	1,370	1,499,369
California Statewide Communities Development Authority, Refunding RB, CHF-Irvine LLC, 5.00%, 05/15/40	750	883,238
University of California, RB, Limited Project, Series M, 5.00%, 05/15/47	15,000	18,372,000
University of California, Refunding RB:
Series AO, 5.00%, 05/15/40	5,430	6,493,140
Series AZ, 4.00%, 05/15/48	6,000	6,843,180

		56,335,510

Health — 15.5%
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	8,000	8,573,600
Lucile Slater Packard Children’s Hospital at Stanford, Series A, 4.00%, 11/15/47	825	919,999
Sutter Health, Series A, 5.00%, 11/15/35	1,960	2,455,037
Sutter Health, Series A, 4.00%, 11/15/42	450	510,795
Sutter Health, Series B, 6.00%, 08/15/20(a)	9,655	9,918,292
California Health Facilities Financing Authority, Refunding RB:
Providence Health & Service, 5.00%, 10/01/24(a)	4,745	5,636,823
Providence Health & Service, 5.00%, 10/01/38	6,225	7,258,661
St. Joseph Health System, Series A, 5.00%, 07/01/37	10,000	11,254,500
Sutter Health, Series B, 5.00%, 11/15/46	8,295	9,893,695
California Municipal Finance Authority, Refunding RB, Series A:
Community Medical Centers, 5.00%, 02/01/37	3,110	3,752,153
Community Medical Centers, 5.00%, 02/01/42	5,250	6,296,587
5.00%, 11/01/39(c)	250	289,483
5.00%, 11/01/49(c)	280	322,490
California Statewide Communities Development Authority, RB:
Green Bond, Marin General Hospital, 4.00%, 08/01/45	2,500	2,621,975
Huntington Memorial Hospital Project, 4.00%, 07/01/48	2,220	2,481,338
California Statewide Communities Development Authority, Refunding RB:
Front Porch Communities and Services, 4.00%, 04/01/42	3,005	3,325,453
Front Porch Communities and Services, 4.00%, 04/01/47	2,655	2,910,942
Front Porch Communities and Services, 5.00%, 04/01/47	2,995	3,562,912
John Muir Health, Series A, 5.00%, 08/15/51	1,635	1,927,681
John Muir Health, Series A, 5.00%, 12/01/53	1,000	1,202,560
John Muir Health, Series A, 4.00%, 12/01/57	3,250	3,420,008
John Muir Health, Series A, 5.00%, 12/01/57	1,750	2,100,438
Trinity Health Credit Group Composite Issue, 5.00%,12/01/21(a)	6,235	6,702,937
University of California Regents Medical Center Pooled Revenue, Refunding RB, Series L, 5.00%, 05/15/47	4,000	4,763,880

		102,102,239

Housing — 3.7%
California Community Housing Agency, RB, M/F Housing(c):
Serenity At Larkspur, Series A, 5.00%, 02/01/50(d)	1,645	1,941,692
Verdant At Green Valley Project, 5.00%, 08/01/49	2,145	2,449,354
California Housing Finance, RB:
M/F Housing, Series 2-A, 4.00%, 03/20/33	4,124	4,862,711
S/F Housing, Series A, 4.25%, 01/15/35(e)	955	1,161,318
California Statewide Communities Development Authority, Special Assessment Bonds, Statewide Community Infrastructure Program:
M/F Housing, Series C, 5.00%, 09/02/49	640	741,504
S/F Housing, 5.00%, 09/02/39	535	630,412
S/F Housing, 5.00%, 09/02/44	615	715,183

Security	Par (000)	Value

Housing (continued)
S/F Housing, 5.00%, 09/02/49	$900	$1,042,731
S/F Housing, Series C, 5.00%, 09/02/44	130	151,180
Freddie Mac Multifamily Maryland Certificates, RB, M/F Housing, Pass-Through, Class A, 3.35%, 11/25/33	9,832	10,824,143

		24,520,228

State — 2.3%
State of California, GO, Refunding:
5.00%, 08/01/45	5,690	6,788,739
Veterans Bond, 4.00%, 12/01/40	4,000	4,465,280
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.50%, 11/01/33	2,015	2,348,080
State of California Public Works Board, RB, California State Prisons, Series C, 5.75%, 10/01/31	1,205	1,297,785

		14,899,884

Tobacco — 5.9%
Golden State Tobacco Securitization Corp., Refunding RB:
Asset-Backed, Series A (AGM), 5.00%, 06/01/40	9,765	11,281,212
Series A-1, 5.00%, 06/01/31	7,560	9,235,145
Series A-1, 3.50%, 06/01/36	10,035	10,390,440
Series A-2, 5.00%, 06/01/47	4,200	4,416,888
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Asset Securitization Corporation:
San Diego Country, 0.00%, 06/01/54(b)	13,750	2,197,250
5.00%, 06/01/48	1,155	1,380,340

		38,901,275

Transportation — 18.0%
Alameda Corridor Transportation Authority, Refunding RB, 2nd Subordinate Lien, Series B, 5.00%, 10/01/35	1,500	1,783,695
California Municipal Finance Authority, ARB, Senior Lien, Linxs APM Project, AMT, 5.00%, 12/31/43	13,915	16,684,363
California Municipal Finance Authority, Refunding ARB, United Airlines, Inc. Project, AMT, 4.00%, 07/15/29	3,720	4,377,994
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
2nd, 5.00%, 05/01/29	6,435	6,996,711
5.00%, 05/01/44	5,000	6,204,400
San Francisco International Airport, 5.00%, 05/01/41	5,000	5,982,750
City of Los Angeles California Department of Airports, ARB:
Los Angeles International Airport, Senior, Series D, 5.25%, 05/15/29	2,590	2,622,479
Senior Series A, AMT, 5.00%, 05/15/40	3,830	4,474,704
Series D, AMT, 5.00%, 05/15/35	2,000	2,351,980
Series D, AMT, 5.00%, 05/15/36	1,500	1,758,255
Sub-Series A, AMT, 5.00%, 05/15/47	6,725	8,114,721
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport:
5.00%, 05/15/43	7,000	8,912,470
Senior, Series A, 5.00%, 05/15/40	3,000	3,033,540
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 03/01/41	3,075	3,721,857
Series A, 5.00%, 03/01/47	11,770	14,078,568
Series A-1, 5.25%, 03/01/23	3,785	3,953,697
Series A-1, 6.25%, 03/01/34	1,400	1,475,544
County of Sacramento California Airport System Revenue, Refunding ARB:
Airport System Subordinate Revenue, Sub-Series B, 5.00%, 07/01/41	1,250	1,509,850
Senior Series A, 5.00%, 07/01/41	2,500	3,044,825
County of San Bernardino California Transportation Authority, RB, Series A, 5.25%, 03/01/40	4,545	5,318,650

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
County of San Diego Regional Airport Authority, Refunding ARB, Subordinate, Series A, 5.00%, 07/01/42	$4,275	$5,287,576
Port of Los Angeles California Harbor Department, Refunding RB, Series A, AMT, 5.00%, 08/01/44	500	576,375
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB, AMT, Series A, 5.00%, 05/01/47	5,000	6,024,300

		118,289,304

Utilities — 18.9%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 04/01/21(a)	2,200	2,314,708
City & County of San Francisco Public Utilities Commission Wastewater Revenue, Refunding RB, Sewer System, Series B, 4.00%, 10/01/42	3,000	3,220,260
City of Los Angeles California Department of Water & Power, RB, Power System, Series A, 5.00%, 07/01/42	8,825	10,825,539
City of Los Angeles California Department of Water & Power, Refunding RB, Water System, Series A, 5.25%, 07/01/39	16,000	16,627,040
City of Los Angeles California Wastewater System Revenue, Refunding RB, Sub-Series A:
5.00%, 06/01/20(a)	1,325	1,342,888
5.00%, 06/01/28	675	684,119
City of San Francisco California Public Utilities Commission Water Revenue, RB, Series A, 5.00%, 11/01/39	5,245	6,222,039
City of San Mateo Foster Public Financing Authority, RB, Clean Water Program, 4.00%, 08/01/44	5,000	5,925,150
County of Los Angeles Facilities Inc., RB, Vermont Corridor County Administration Building, Series A, 5.00%, 12/01/51	18,270	22,641,097
Dublin-San Ramon Services District Water Revenue, Refunding RB, 6.00%, 02/01/21(a)	4,000	4,203,400
East Bay California Municipal Utility District Water System Revenue, RB, Green Bond, Series A:
5.00%, 06/01/42	5,000	6,230,750
4.00%, 06/01/45	4,585	5,200,628
5.00%, 06/01/45	5,500	6,816,150
El Dorado Irrigation District, Refunding RB, Series A (AGM), 5.25%, 03/01/39	10,000	11,656,000
San Diego Public Facilities Financing Authority, Refunding RB, Subordinate, Series A, 5.00%, 08/01/43	9,655	12,137,204
San Juan Water District, Refunding RB, San Juan & Citrus Heights, 5.25%, 02/01/33	7,325	7,977,218

		124,024,190

Total Municipal Bonds in California		700,220,657

Puerto Rico — 3.7%

State — 3.7%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(b)	655	191,312
Series A-1, 4.75%, 07/01/53	3,340	3,695,543
Series A-1, 5.00%, 07/01/58	4,449	4,996,761
Series A-2, 4.78%, 07/01/58	12,230	13,524,423
Series B-1, 4.75%, 07/01/53	848	937,439
Series B-2, 4.78%, 07/01/58	822	906,156

Total Municipal Bonds in Puerto Rico		24,251,634

Total Municipal Bonds — 110.3% (Cost — $665,130,915)		724,472,291

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(f) — 51.2%

California — 51.2%

County/City/Special District/School District — 23.5%
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	$10,000	$12,124,499
County of San Luis California Obispo Community College District, GO, Refunding, Election of 2014, Series A, 4.00%,08/01/40	6,585	7,446,974
County of San Mateo California Community College District, GO, Election of 2014, Series A, 5.00%, 09/01/45	17,615	21,208,982
Foothill-De Anza Community College District, GO, Series C, 5.00%, 08/01/21(a)	40,000	42,459,200
Palomar Community College District, GO, Election of 2006, Series C, 5.00%, 08/01/44	15,140	18,195,252
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2, Series A, 5.00%, 10/01/43	9,990	12,156,931
Southwestern Community College District, GO, Election of 2008, Series D, 5.00%, 08/01/44	10,820	12,786,643
Visalia Unified School District, COP, (AGM), 4.00%,05/01/48	8,493	8,633,467
West Valley-Mission Community College District, GO, Election of 2012, Series B, 4.00%, 08/01/40	17,000	19,335,120

		154,347,068

Education — 3.8%
University of California, RB, Series AM, 5.25%, 05/15/44	10,210	11,920,788
University of California, Refunding RB:
Series A, 5.00%, 11/01/43	6,001	7,255,560
Series AF, 5.00%, 05/15/39	5,000	5,631,500

		24,807,848

Health — 15.7%
California Health Facilities Financing Authority, Refunding RB, Kaiser Permanent, Sub-Series A-2, 4.00%, 11/01/44	17,720	20,085,620
California Health Facilities Financing Authority, RB:
City of Hope Obligated Group, 5.00%, 11/15/49(g)	5,000	6,022,850
Lucile Salter Packard Children’s Hospital at Stanford, 5.00%, 11/15/56	6,000	7,198,260
Sutter Health, Series A, 5.00%, 08/15/52	14,520	15,999,298
California Health Facilities Financing Authority, Refunding RB:
Lucile Salter Packard Children’s Hospital, Series B, 5.00%, 08/15/55	4,500	5,357,295
Providence St. Joseph Health, Series A, 4.00%, 10/01/47	4,997	5,490,649
Sutter Health, Series A, 5.00%, 08/15/43	19,425	22,632,252
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	19,070	20,593,121

		103,379,345

Transportation — 5.7%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, 4.00%, 04/01/49(g)	10,005	11,174,284
City of Los Angeles California Department of Airports, ARB, Series D, AMT, 5.00%, 05/15/41	13,331	15,553,824
City of Los Angeles California Department of Airports, RB, AMT:
Los Angeles International Airport, Series B, 5.00%, 05/15/41	3,641	4,360,394
Senior Revenue, Series A, 5.00%, 05/15/40	5,500	6,425,815

		37,514,317

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities — 2.5%
City of Los Angeles California Wastewater System Revenue, RB, Green Bonds, Series A, 5.00%, 06/01/44	$13,790	$16,514,766

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 51.2% (Cost — $311,063,008)		336,563,344

Total Long-Term Investments — 161.5% (Cost — $976,193,923)		1,061,035,635

	Shares

Short-Term Securities — 0.0%
BlackRock Liquidity Funds, California Money Fund, Institutional Class, 0.71%(h)(i)	40,971	40,979

Total Short-Term Securities — 0.0% (Cost — $40,979)		40,979

Total Investments — 161.5% (Cost — $976,234,902)		1,061,076,614

Other Assets Less Liabilities — 1.4%		9,164,230

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.2)%		(159,213,551)

VMTP Shares, at Liquidation Value, Net of Deferred Offering Costs — (38.7)%		(254,000,000)

Net Assets Applicable to Common Shares — 100.0%		$657,027,293

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	When-issued security.
(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between April 1, 2025 to May 15, 2025 is $10,754,131. See Note 4 of the Notes to Financial Statements for details.

(h)	Annualized 7-day yield as of period end.

(i)

During the six months ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/19	Net Activity	Shares Held at 01/31/20	Value at 01/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, California Money Fund, Institutional Class	—	40,971	40,971	$40,979	$9,404	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	128	03/20/20	$16,852	$(230,025)
Long U.S. Treasury Bond	293	03/20/20	47,915	(1,145,364)
5-Year U.S. Treasury Note	123	03/31/20	14,799	(128,454)

				$(1,503,843)

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$1,503,843	$—	$1,503,843

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended January 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(2,750,365)	$—	$(2,750,365)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(564,053)	$—	$(564,053)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	69,336,941

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$1,061,035,635	$—	$1,061,035,635
Short-Term Securities	40,979	—	—	40,979

	$40,979	$1,061,035,635	$—	$1,061,076,614

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(1,503,843)	$—	$—	$(1,503,843)

(a)	See above Schedule of Investments for values in each sector or state.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Fair Value Hierarchy as of Period End (continued)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(158,508,608)	$—	$(158,508,608)
VMTP Shares at Liquidation Value	—	(254,000,000)	—	(254,000,000)

	$—	$(412,508,608)	$—	$(412,508,608)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) January 31, 2020	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 133.1%

New Jersey — 129.3%

Corporate — 2.8%
New Jersey EDA, RB:
Provident Group-Kean Properties, Series A, 5.00%, 07/01/47	$795	$891,441
State House Project, Series B, Remark 10, 5.00%, 06/15/43	1,235	1,462,030
New Jersey EDA, Refunding RB:
Duke Farms Foundation Project, 4.00%, 07/01/46	2,770	3,171,955
New Jersey American Water Co., Inc. Project, Series B, AMT, 5.60%, 11/01/34	3,150	3,180,366
New Jersey Natural Gas Company Project, 3.38%, 04/01/38	2,230	2,323,214
New Jersey Natural Gas Company Project, 3.50%, 04/01/42	1,675	1,746,154
Provident Group-Montclair Properties LLC (AGM), 5.00%, 06/01/42	810	964,329

		13,739,489

County/City/Special District/School District — 15.7%
Borough of Edgewater New Jersey Board of Education, GO, Refunding (AGM)(a):
4.25%, 03/01/20	4,805	4,817,158
Casino Reinvestment Development Authority, Inc., Refunding RB:
5.25%, 11/01/39	11,130	12,127,916
5.25%, 11/01/44	3,755	4,077,442
City of Bayonne New Jersey, GO, Refunding, Qualified General Improvement (BAM), 5.00%, 07/01/39	3,340	3,977,706
City of Perth Amboy New Jersey, GO, CAB, Refunding (AGM):
5.00%, 07/01/32	2,210	2,216,785
5.00%, 07/01/33	670	672,050
5.00%, 07/01/35	595	596,809
5.00%, 07/01/37	705	707,122
County of Essex New Jersey, GO, Vocational School, Series B, 3.00%, 09/01/46	1,700	1,745,866
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/27	250	330,663
5.50%, 10/01/28	4,840	6,567,009
County of Hudson New Jersey Improvement Authority, RB, CAB, Series A-1 (NPFGC), 0.00%, 12/15/32(b)	1,000	757,580
County of Middlesex New Jersey Improvement Authority, RB, Senior Citizens Housing Project, AMT (AMBAC), 5.50%, 09/01/30	500	501,560
County of Union New Jersey, GO, Refunding(a):
4.00%, 03/01/21	11,425	11,804,310
County of Union New Jersey Utilities Authority, Refunding RB, Resources Recovery Facility, Covanta Union, Inc., AMT, Series A, 5.25%, 12/01/31	650	696,989
Ewing Township Board of Education, GO:
4.00%, 07/15/38	1,470	1,669,229
4.00%, 07/15/39	1,330	1,506,996
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/25(c)	535	658,665
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/26(c)	1,415	1,795,960
School Facilities Construction, Series EEE, 5.00%, 06/15/43	5,395	6,386,763

Security	Par (000)	Value

County/City/Special District/School District (continued)
New Jersey Sports & Exposition Authority, Refunding RB (NPFGC)(c):
5.50%, 03/01/21	$7,430	$7,790,875
5.50%, 03/01/22	4,200	4,586,988
Township of Irvington New Jersey, GO, Refunding, Series A (AGM), 5.00%, 07/15/33	1,175	1,347,102

		77,339,543

Education — 24.9%
County of Gloucester New Jersey Improvement Authority, RB, Rowan University General Capital Improvement Projects:
5.00%, 07/01/44	1,985	2,321,974
Series A, 5.00%, 07/01/31	1,950	2,316,151
Series A, 5.00%, 07/01/32	1,775	2,103,410
Series A, 5.00%, 07/01/33	2,250	2,664,495
Series A, 5.00%, 07/01/34	1,200	1,417,920
New Jersey EDA, LRB, Rutgers — The State University of New Jersey, College Avenue Redevelopment Project, 5.00%, 06/15/33	3,065	3,457,259
New Jersey EDA, RB:
Foundation Academy Charter School Project, Series A, 5.00%, 07/01/38	190	222,224
Foundation Academy Charter School Project, Series A, 5.00%, 07/01/50	495	558,603
Friends of Vineland Public Charter School Projects, Series A, 5.25%, 11/01/54(d)	2,235	2,283,298
Provident Group — Rowan Properties LLC, Series A, 5.00%, 01/01/35	2,000	2,239,700
Provident Group — Rowan Properties LLC, Series A, 5.00%, 01/01/48	2,000	2,197,500
School Facilities Construction, 4.00%, 06/15/49	2,930	3,180,427
Series WW, 5.25%, 06/15/25(a)	460	563,077
Series WW, 5.25%, 06/15/40	7,915	9,106,287
New Jersey EDA, Refunding RB, Provident Group-Monteclair Properites LLC (AGM), 5.00%, 06/01/37	3,990	4,785,367
New Jersey Educational Facilities Authority, RB:
Higher Educational Capital Improvement Fund, Series A, 4.00%, 09/01/28	9,705	10,604,362
Higher Educational Capital Improvement Fund, Series A, 5.00%, 09/01/33	5,370	6,062,300
Rider University Issue, Series F, 4.00%, 07/01/42	2,365	2,519,600
Rider University Issue, Series F, 5.00%, 07/01/47	1,090	1,244,224
New Jersey Educational Facilities Authority, Refunding RB:
Montclair State University, Series A, 5.00%, 07/01/39	15,555	17,850,140
Montclair State University, Series A, 5.00%, 07/01/44	3,540	4,058,681
New Jersey Institute of Technology, Series H, 5.00%, 07/01/31	4,000	4,065,240
Seton Hall University, Series D, 5.00%, 07/01/38	500	558,625
Seton Hall University, Series D, 5.00%, 07/01/43	600	666,660
Stevens Institute of Technology, Series A, 4.00%, 07/01/47	1,145	1,259,821
New Jersey Higher Education Student Assistance Authority, RB, AMT, Student Loan:
Senior Series 1A, 4.00%, 12/01/28	715	759,158
Senior Series 1A, 4.50%, 12/01/28	1,645	1,770,777
Senior Series 1A, 4.00%, 12/01/29	3,970	4,282,100
Senior Series 1A, 4.50%, 12/01/29	2,065	2,222,394
Senior Series 1A, 4.63%, 12/01/30	2,020	2,180,408
Senior Series 1A, 4.00%, 12/01/31	770	816,793
Senior Series 1A, 4.25%, 12/01/32	1,255	1,357,747
Senior Series 1A, 4.13%, 12/01/35	470	494,149
Senior Series 1A, 4.50%, 12/01/36	1,105	1,199,478
Sub-Series C, 4.00%, 12/01/48	1,760	1,908,280

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.38%, 12/01/24	$570	$603,573
5.50%, 12/01/26	685	726,717
New Jersey Institute of Technology, RB, Series A:
5.00%, 07/01/22(a)	4,825	5,229,914
5.00%, 07/01/45	7,500	8,774,025
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/23(a)	1,565	1,768,966

		122,401,824

Health — 13.0%
County of Camden Improvement Authority, Refunding RB, Cooper Healthcare System, Series A, 5.00%, 02/15/33	2,000	2,251,820
New Jersey EDA, RB, Reunding Cranes Mill Project:
5.00%, 01/01/34	675	790,857
5.00%, 01/01/39	675	783,216
5.00%, 01/01/49	1,355	1,545,066
New Jersey Health Care Facilities Financing Authority, RB:
Inspira Health Obligated Group, 5.00%, 07/01/42	2,270	2,746,632
Robert Wood Johnson University Hospital, Series A, 5.50%, 07/01/43	7,105	8,062,186
Valley Health System Obligated Group, 4.00%, 07/01/44	2,175	2,500,336
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 5.50%, 07/01/21(a)	4,055	4,315,858
AHS Hospital Corp., 6.00%, 07/01/21(a)	4,180	4,478,076
AHS Hospital Corp., 4.00%, 07/01/41	1,600	1,787,440
Catholic Health East Issue, 5.00%, 11/15/20(a)	1,925	1,986,273
Meridian Health System Obligated Group, 5.00%, 07/01/25	1,000	1,096,300
Meridian Health System Obligated Group, 5.00%, 07/01/26	3,720	4,077,790
Princeton Healthcare System, 5.00%, 07/01/34	1,330	1,610,643
Princeton Healthcare System, 5.00%, 07/01/39	1,825	2,210,914
RWJ Barnabas Health Obligated Group, Series A, 4.00%, 07/01/43	1,865	2,087,495
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 07/01/43	3,080	3,713,340
St. Barnabas Health Care System, Series A, 5.00%, 07/01/21(a)	3,640	3,851,266
St. Barnabas Health Care System, Series A, 5.63%, 07/01/21(a)	9,310	9,931,628
Virtua Health, 5.00%, 07/01/28	3,000	3,443,400
Virtua Health, 5.00%, 07/01/29	715	820,034

		64,090,570

Housing — 6.3%
County of Atlantic New Jersey Improvement Authority, RB, Stockton University Atlantic City, Series A (AGM), 4.00%, 07/01/46	1,300	1,416,766
New Jersey Housing & Mortgage Finance Agency, RB:
Capital Fund Program, Series A (AGM), 5.00%, 05/01/27	2,330	2,344,143
M/F Housing, Series A, 4.55%, 11/01/43	4,710	4,859,307
S/F Housing, Series B, 4.50%, 10/01/30	8,300	8,632,083
New Jersey Housing & Mortgage Finance Agency, Refunding RB:
M/F Housing, Series 2, AMT, 4.60%, 11/01/38	3,120	3,282,302
M/F Housing, Series 2, AMT, 4.75%, 11/01/46	3,795	3,963,232
M/F Housing, Series A, 4.00%, 11/01/48	370	402,653
M/F Housing, Series A, 4.10%, 11/01/53	220	239,246
M/F, Series D, AMT, 4.25%, 11/01/37	490	530,229

Security	Par (000)	Value

Housing (continued)
M/F, Series D, AMT, 4.35%, 11/01/42	$1,000	$1,075,730
S/F Housing, Series A, 3.75%, 10/01/35	3,905	4,244,423

		30,990,114

State — 21.0%
County of Monmouth Improvement Authority, RB, Series B, 4.00%, 12/01/35	260	313,789
Garden State Preservation Trust, RB, CAB, Series B (AGM)(b):
0.00%, 11/01/23	15,725	15,006,682
0.00%, 11/01/25	10,000	9,207,200
Garden State Preservation Trust, Refunding RB, Series C (AGM):
5.25%, 11/01/20	5,000	5,159,150
5.25%, 11/01/21	7,705	8,275,632
New Jersey EDA, RB:
CAB, Motor Vehicle Surcharge, Series A (NPFGC), 0.00%, 07/01/21(b)	2,325	2,285,080
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/24	1,785	2,079,257
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/25	4,465	5,326,388
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/26	6,085	7,407,635
School Facilities Construction, Series KK, 5.00%, 09/01/22(a)	325	358,813
Series WW, 5.25%, 06/15/33	380	442,745
Series WW, 5.00%, 06/15/34	5,500	6,277,095
Series WW, 5.00%, 06/15/36	3,115	3,550,103
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 06/15/24	5,000	5,425,350
Cigarette Tax, 5.00%, 06/15/26	1,250	1,355,325
Cigarette Tax, 5.00%, 06/15/28	2,430	2,629,965
Cigarette Tax, 5.00%, 06/15/29	3,195	3,454,626
School Facilities Construction, Series N-1 (NPFGC), 5.50%, 09/01/27	1,000	1,242,790
School Facilities Construction, Series NN, 5.00%, 03/01/29	5,000	5,512,000
Sub Series A, 5.00%, 07/01/33	3,875	4,533,014
Sub Series A, 4.00%, 07/01/34	7,300	7,958,095
Sub-Series A, 4.00%, 07/01/32	5,000	5,487,900

		103,288,634

Tobacco — 3.7%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	1,960	2,330,969
Sub-Series B, 5.00%, 06/01/46	13,815	15,880,757

		18,211,726

Transportation — 36.1%
Delaware River Port Authority, RB:
5.00%, 01/01/29	2,000	2,303,980
5.00%, 01/01/37	8,830	10,075,383
New Brunswick Parking Authority, Refunding RB, City Guaranteed, Series B (AGM), 3.00%, 09/01/39	2,500	2,599,500
New Jersey EDA, RB, Goethals Bridge Replacement Project, AMT, Private Activity Bond:
5.38%, 01/01/43	7,730	8,765,820
5.13%, 01/01/34	2,290	2,592,166
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 01/01/35	1,440	1,771,646
Series E, 5.00%, 01/01/45	8,000	9,346,880
New Jersey State Turnpike Authority, Refunding RB:
Series A (AGM), 5.25%, 01/01/29	4,000	5,347,560
Series A (AGM), 5.25%, 01/01/30	4,000	5,446,120

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Series A (BHAC), 5.25%, 01/01/29	$500	$668,445
Series B, 5.00%, 01/01/34	2,300	2,895,309
Series G, 5.00%, 01/01/36	5,000	6,265,250
Series G, 4.00%, 01/01/43	3,320	3,774,674
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/35(b)	6,000	3,810,060
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/32(b)	8,800	6,429,984
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35(b)	4,160	2,641,642
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/36(b)	7,210	4,410,069
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/30	2,250	2,619,698
Series BB, 4.00%, 06/15/50	3,325	3,568,058
Transportation Program, Series AA, 5.00%, 06/15/33	3,000	3,232,740
Transportation Program, Series AA, 5.25%, 06/15/33	5,690	6,331,491
Transportation Program, Series AA, 5.25%, 06/15/34	1,305	1,518,341
Transportation Program, Series AA, 5.00%, 06/15/38	2,340	2,612,540
Transportation System, Series A, 6.00%, 06/15/21(a)	6,365	6,804,567
Transportation System, Series A, 5.00%, 06/15/42	5,000	5,337,800
Transportation System, Series A (NPFGC), 5.75%, 06/15/24	1,205	1,427,479
Transportation System, Series B, 5.25%, 06/15/36	2,500	2,618,300
Transportation System, Series D, 5.00%, 06/15/32	3,300	3,752,430
New Jersey Transportation Trust Fund Authority, Refunding RB:
Federal Highway Reimbursement, Series A, 5.00%, 06/15/31	6,730	7,811,242
Transportation System Bond, 4.00%, 12/15/39	165	184,434
Transportation System, Series A, 5.00%, 12/15/32	4,285	5,225,043
Transportation System, Series A, 5.00%, 12/15/35	2,435	2,941,358
New Jersey Turnpike Authority, Refunding RB, Series B, 5.00%, 01/01/40	5,740	7,115,935
Port Authority of New York & New Jersey, ARB:
Consolidated Bonds, 218th Series, AMT, 4.00%, 11/01/34	1,640	1,934,626
Consolidated Bonds, 218th Series, AMT, 4.00%, 11/01/47	2,485	2,834,689
Consolidated, 93rd Series, 6.13%, 06/01/94	1,000	1,214,070
Special Project, JFK International Air Terminal LLC Project, Series 6, AMT (NPFGC), 5.75%, 12/01/25	3,000	3,100,290
Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	4,000	4,137,680
Port Authority of New York & New Jersey, Refunding ARB, AMT:
178th Series, 5.00%, 12/01/33	4,005	4,558,531
Consolidated, 206th Series, 5.00%, 11/15/42	3,110	3,792,676
Consolidated, 206th Series, 5.00%, 11/15/47	3,475	4,201,344
Port Authority of New York & New Jersey, Refunding RB, Consolidated Bonds, 200th Series, 5.00%, 09/01/36	3,090	4,022,160
South Jersey Port Corp., Refunding ARB, Marine Terminal, Series B:
5.00%, 01/01/42	3,000	3,517,260
5.00%, 01/01/48	1,500	1,747,035

		177,306,305

Utilities — 5.8%
County of Essex New Jersey Utilities Authority, Refunding RB, (AGC), 4.13%, 04/01/22	2,000	2,004,060
New Jersey EDA, Refunding RB, American Water Co., Inc, AMT, Series A, 2.20%, 10/01/39(e)	850	868,632

Security	Par (000)	Value

Utilities (continued)
North Hudson New Jersey Sewerage Authority, Refunding RB, Series A (NPFGC), 5.13%, 08/01/20(c)	$6,045	$6,166,384
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC)(b):
0.00%, 09/01/26	4,100	3,724,481
0.00%, 09/01/28	6,600	5,717,448
0.00%, 09/01/29	9,650	8,122,791
0.00%, 09/01/33	2,350	1,745,603

		28,349,399

Total Municipal Bonds in New Jersey		635,717,604

Puerto Rico — 3.8%

State — 3.8%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(b)	2,799	817,532
Series A-1, 4.75%, 07/01/53	2,498	2,763,912
Series A-1, 5.00%, 07/01/58	3,301	3,707,419
Series A-2, 4.33%, 07/01/40	8,500	9,228,450
Series A-2, 4.78%, 07/01/58	740	818,322
Series B-1, 4.75%, 07/01/53	638	705,290
Series B-2, 4.78%, 07/01/58	618	681,271

Total Municipal Bonds in Puerto Rico		18,722,196

Total Municipal Bonds — 133.1% (Cost — $591,818,706)		654,439,800

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

New Jersey — 27.4%

County/City/Special District/School District — 5.4%
County of Union New Jersey Utilities Authority, Refunding RB, Series A, AMT:
County Deficiency Agreement, 5.00%, 06/15/41	7,573	7,971,895
Resource Recovery Facility, Covanta Union, Inc., 5.25%, 12/01/31	17,300	18,550,617

		26,522,512

Education — 2.3%
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/23(a)	10,000	11,301,600

Health — 1.4%
New Jersey Health Care Facilities Financing Authority, RB, Inspira Health Obligated Group, 4.00%, 07/01/47	6,133	6,801,190

State — 4.7%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	12,460	15,853,855
New Jersey EDA, Refunding RB, School Facilities Construction, Series NN, 5.00%, 03/01/29(g)	6,698	7,384,064

		23,237,919

Transportation — 8.8%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	3,120	3,726,622
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 01/01/38(a)(g)	9,300	10,205,913
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36	2,661	2,786,514
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, AMT:
163rd Series, 5.00%, 07/15/39	15,545	15,820,142
169th Series, 5.00%, 10/15/41	10,000	10,597,500

		43,136,691

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities — 4.8%
New Jersey EDA, Refunding RB, New Jersey Natural Gas Company Project, AMT(g):
3.00%, 08/01/41	$9,749	$9,787,826
3.00%, 08/01/43	14,021	14,076,874

		23,864,700

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 27.4% (Cost — $126,686,406)		134,864,612

Total Long-Term Investments — 160.5% (Cost — $718,505,112)		789,304,412

	Shares

Short-Term Securities — 1.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.81%(h)(i)	7,096,287	7,097,706

Total Short-Term Securities — 1.5% (Cost — $7,097,706)		7,097,706

Total Investments — 162.0% (Cost — $725,602,818)		796,402,118

Other Assets Less Liabilities — 0.7%		3,452,066

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.5)%		(71,500,215)

VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (48.1)%		(236,656,498)

Net Assets Applicable to Common Shares — 100.0%		$491,697,471

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement(s), which expire between July 1, 2020 to February 1, 2037 is $24,100,690. See Note 4 of the Notes to Financial Statements for details.

(h)	Annualized 7-day yield as of period end.

(i)

During the six months ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/19	Net Activity	Shares Held at 01/31/20	Value at 01/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	2,382,612	4,713,675	7,096,287	$7,097,706	$7,765	$(303)	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	97	03/20/20	$12,771	$(165,317)
U.S. Long Treasury Bond	114	03/20/20	18,643	(455,894)
5-Year U.S. Treasury Note	76	03/31/20	9,144	(88,399)

				$(709,610)

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$709,610	$—	$709,610

(a)

Net cumulative unrealized appreciation (depreciation) on futures contract, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized depreciation is included in accumulated earnings (loss).

For the six months ended January 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(1,486,712)	$—	$(1,486,712)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(455,749)	$—	$(455,749)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	36,549,914

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Funds investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$789,304,412	$—	$789,304,412
Short-Term Securities	7,097,706	—	—	7,097,706

	$7,097,706	$789,304,412	$—	$796,402,118

Derivative Financial Instruments(b)
Liabilities:
Interest Rate Contracts	$(709,610)	$—	$—	$(709,610)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(71,299,741)	$—	$(71,299,741)
VRDP Shares at Liquidation Value	—	(237,100,000)	—	(237,100,000)

	$—	$(308,399,741)	$—	$(308,399,741)

See notes to financial statements.

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2020	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 127.2%

Alabama — 0.3%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	$350	$371,525

Arizona — 2.3%
Arizona IDA, RB(a):
Leman Academy of Excellence-East Tucson And Central Tucson Projects, Series A, 5.00%, 07/01/39	190	199,939
Leman Academy of Excellence-East Tucson And Central Tucson Projects, Series A, 5.00%, 07/01/49	210	218,243
Leman Academy of Excellence-East Tucson And Central Tucson Projects, Series A, 5.00%, 07/01/54	165	171,164
Odyssey Preparatory Academy Project, 4.38%, 07/01/39	225	228,019
County of Maricopa Arizona IDA, Refunding RB, Legacy Traditional Schools Project, 5.00%, 07/01/54(a)	100	111,514
County of Maricopa IDA, Refunding RB:
Honorhealth, Series A, 4.13%, 09/01/38	270	311,629
Legacy Traditional Schools Project, 5.00%, 07/01/39(a)	100	114,472
Legacy Traditional Schools Project, 5.00%, 07/01/49(a)	110	123,230
County of Maricopa Pollution Control Corp., Refunding RB, EL Paso Electric Co. Palo Varde Project, Series B, 3.60%, 04/01/40	1,250	1,343,050

		2,821,260

California — 13.5%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(b)	1,150	1,181,360
California Municipal Finance Authority, ARB, Senior Lien-Linxs APM Project, AMT, 4.00%, 12/31/47	780	859,895
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
2nd, 5.50%, 05/01/28	720	821,527
2nd, 5.25%, 05/01/33	560	631,999
5.00%, 05/01/44	745	850,924
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT:
5.50%, 03/01/30	1,600	1,674,672
6.25%, 03/01/34	1,250	1,317,450
County of Riverside Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/40	2,000	2,436,040
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/23(b)	970	1,135,540
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 08/01/21(b)	1,000	1,068,870
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series J:
5.25%, 05/15/23(b)	1,740	1,987,219
5.25%, 05/15/38	495	559,390
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.50%, 11/01/31	1,000	1,167,660
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	490	563,672
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/40	370	435,731

		16,691,949

Colorado — 3.4%
City & County of Denver Colorado, RB, Capital Appreciation Bonds Series, Series A-2, 0.00%, 08/01/38(c)	835	441,439
City & County of Denver Colorado Airport System Revenue, ARB, Series A, AMT:
5.50%, 11/15/28	500	578,625
5.50%, 11/15/30	225	259,790
5.50%, 11/15/31	270	311,375

Security	Par (000)	Value

Colorado (continued)
Colorado Educational & Cultural Facilities Authority, RB, Rocky Mountain School of Expeditionary Learning, 5.00%, 03/01/50(a)	$320	$353,008
Colorado Educational & Cultural Facilities Authority, Refunding RB, Rocky Mountain Classical Academy Project, 5.00%, 10/01/59(a)	425	468,826
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series B-1, 4.00%, 11/09/22(b)	615	667,170
Denver International Business Center Metropolitan District No. 1, GO, Series A, 4.00%, 12/01/48	495	506,618
Haskins Station Metropolitan District, GO, Series A, 5.00%, 12/01/39	650	683,527

		4,270,378

Connecticut — 0.3%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Sub-Series B-1, 4.00%, 05/15/45	380	419,053

District of Columbia — 0.6%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Dulles Metrorail And Capital Improvement Projects, 4.00%, 10/01/53	620	702,423

Florida — 16.1%
Capital Trust Agency, Inc., RB, Advantage Academy of Hillsborough Projects, Series A:
5.00%, 12/15/49	140	153,432
5.00%, 12/15/54	125	136,684
County of Broward Florida Airport System, ARB, Series A, AMT, 5.00%, 10/01/45	575	665,206
County of Escambia Health Facilities Authority, Refunding RB(d):
Health Care Facilities (AGM), 3.00%, 08/15/50	550	559,328
Health Care Facilities Revenue Bond, 4.00%, 08/15/50	1,770	1,966,594
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	1,170	1,345,839
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	1,000	1,060,650
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 6.00%, 09/01/40	40	40,936
County of Manatee Florida HFA, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 09/01/40	30	30,700
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 6.00%, 10/01/38	1,840	2,140,214
Series A, 5.50%, 10/01/42	2,125	2,422,415
Series B, AMT, 6.00%, 10/01/26	590	689,958
Series B, AMT, 6.00%, 10/01/27	775	905,680
Series B, AMT, 6.25%, 10/01/38	310	360,409
Series B, AMT, 6.00%, 10/01/42	410	474,641
County of Miami-Dade Florida, Refunding RB:
Seaport Department, Series D, AMT, 6.00%, 10/01/26	735	859,524
Water & Sewer System, Series B, 5.25%, 10/01/23(b)	500	577,605
County of Miami-Dade Florida Aviation, Refunding ARB, Series A, AMT, 5.00%, 10/01/22(b)	2,165	2,386,479
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project, 5.00%, 08/01/41	1,000	1,114,200
County of Osceola Florida Transportation Revenue, Refunding RB, Series A-2(c):
0.00%, 10/01/46	555	226,384
0.00%, 10/01/47	540	213,106
0.00%, 10/01/48	380	143,233
0.00%, 10/01/49	315	114,940

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Osceola Chain Lakes Community Development District, Special Assessment Bonds:
4.00%, 05/01/40	$270	$277,806
4.00%, 05/01/50	260	261,773
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 06/01/32	710	806,297

		19,934,033

Georgia — 4.1%
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	2,000	2,881,200
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project:
4.00%, 01/01/49	625	687,200
4.00%, 01/01/59	1,180	1,284,454
Municipal Electric Authority of Georgia, Refunding RB, Series A, 4.00%, 01/01/49	230	253,140

		5,105,994

Hawaii — 1.9%
State of Hawaii Airports System, ARB, Series A, AMT, 5.00%, 07/01/45	1,000	1,151,920
State of Hawaii Airports System, COP, AMT:
5.25%, 08/01/25	250	283,365
5.25%, 08/01/26	810	917,098

		2,352,383

Idaho — 0.5%
Idaho Health Facilities Authority, RB, Trinity Health Credit Group, 4.00%, 12/01/43	605	685,054

Illinois — 17.8%
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/41	1,010	1,129,523
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
Series A, 5.75%, 01/01/21(b)	645	673,264
Series A, 5.75%, 01/01/39	125	130,019
Series C, 6.50%, 01/01/21(b)	3,680	3,866,171
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	1,000	1,069,550
City of Chicago Illinois Transit Authority, Refunding RB, Federal Transit Administration, Section 5309 (AGM), 5.00%, 06/01/28	3,000	3,039,060
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 01/01/42	1,375	1,454,104
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	1,000	1,118,950
5.25%, 12/01/43	1,190	1,304,894
Illinois Finance Authority, RB, Series A:
Carle Foundation, 6.00%, 08/15/41	1,555	1,662,855
Chicago LLC, University of Illinois at Chicago Project, 5.00%, 02/15/37	480	558,336
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project(d):
4.00%, 06/15/50	410	451,369
5.00%, 06/15/50	400	479,108
Railsplitter Tobacco Settlement Authority, RB(b):
5.50%, 06/01/21	940	996,832
6.00%, 06/01/21	270	288,104
State of Illinois, GO:
5.25%, 02/01/32	1,000	1,122,380
5.50%, 07/01/33	1,500	1,677,150
5.50%, 07/01/38	280	311,847
Rebuild Illinois Program, Series C, 4.00%, 11/01/43	440	480,190
Refunding, Series B, 5.00%, 10/01/27	235	283,300

		22,097,006

Security	Par (000)	Value

Indiana — 0.3%
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	$375	$413,644

Louisiana — 1.5%
Lake Charles Louisiana Harbor & Terminal District, RB, Series B, AMT (AGM), 5.50%, 01/01/29	1,000	1,157,030
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 05/15/29	650	651,300

		1,808,330

Maryland — 1.6%
Maryland Community Development Administration, Refunding RB, S/F Housing:
Series A, 4.10%, 09/01/38	645	712,577
Series B, 3.35%, 09/01/42	1,200	1,261,824

		1,974,401

Massachusetts — 2.1%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 01/01/47	645	750,329
Massachusetts Development Finance Agency, Refunding RB:
Emerson College, 5.00%, 01/01/41	525	594,300
Series A, 4.00%, 07/01/44	685	764,035
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	520	524,763

		2,633,427

Michigan — 0.5%
City of Detroit Michigan Water Supply System Revenue, RB, 2nd Lien, Series B (AGM), 6.25%, 07/01/36	5	5,020
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 06/30/48	515	619,669

		624,689

Minnesota — 3.3%
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A:
4.25%, 02/15/48	2,790	3,147,538
5.25%, 02/15/58	475	573,506
Minnesota Housing Finance Agency, RB, S/F Housing, Series B (Ginnie Mae, Fannie Mae & Freddie Mac), 2.80%, 01/01/44(d)	360	362,610

		4,083,654

Mississippi — 1.4%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	1,190	1,417,968
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 08/01/23(b)	260	298,849

		1,716,817

New Jersey — 8.2%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	1,000	1,134,000
Private Activity Bond, Goethals Bridge Replacement Project, AMT (AGM), 5.00%, 01/01/31	530	597,305
School Facilities Construction, 5.00%, 06/15/44	140	167,895
New Jersey Higher Education Student Assistance Authority, Refunding RB, Sub-Series C, AMT, 3.63%, 12/01/49	665	690,044
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program Bonds, Series S, 5.00%, 06/15/46	1,885	2,218,136
Transportation System, Series AA, 5.50%, 06/15/39	1,600	1,780,544
New Jersey Turnpike Authority, RB, Series A, 4.00%, 01/01/48	550	631,494
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	525	640,831

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
Series A, 5.00%, 06/01/46	$1,255	$1,466,467
Sub-Series B, 5.00%, 06/01/46	740	850,652

		10,177,368

New Mexico — 0.1%
City of Santa Fe New Mexico, RB, EL Castillo Retirement Residences Project, Series A, 5.00%, 05/15/44	100	112,156

New York — 9.7%
New York State Dormitory Authority, Refunding RB:
Series A, 5.00%, 03/15/45	1,530	1,902,540
Series D, 4.00%, 02/15/47	5,000	5,799,250
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	600	684,648
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 07/15/36	2,500	2,600,325
State of New York Dormitory Authority, Refunding RB, Subordinate, Series B, 4.00%, 01/01/50	940	1,074,739

		12,061,502

North Carolina — 0.6%
North Carolina Turnpike Authority, RB, Senior Lien, Triangle Express Way System (AGM), 4.00%, 01/01/55	230	259,787
University of North Carolina at Chapel Hill, RB, University of North Carolina Hospital at Chapal Hills, 5.00%, 02/01/45	350	518,539

		778,326

Ohio — 2.2%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 06/01/47	995	999,398
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 02/15/31	1,500	1,687,290

		2,686,688

Oklahoma — 0.4%
Norman Regional Hospital Authority, Refunding RB, 5.00%, 09/01/37	400	470,084

Oregon — 0.4%
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(c)	475	253,902
Multnomah & Clackamas Counties School District No. 10JT Gresham-Barlow, GO, CAB, Deferred Interest, Series A, 0.00%, 06/15/38(c)	470	274,428

		528,330

Puerto Rico — 3.9%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(c)	729	212,926
Series A-1, 4.75%, 07/01/53	648	716,980
Series A-1, 5.00%, 07/01/58	862	968,129
Series A-2, 4.78%, 07/01/58	2,371	2,621,947
Series B-1, 4.75%, 07/01/53	164	181,297
Series B-2, 4.78%, 07/01/58	159	175,278

		4,876,557

Rhode Island — 1.3%
Rhode Island Student Loan Authority, Refunding RB, Senior-Series A, AMT, 3.50%, 12/01/34	420	443,188
Rhode Island Turnpike & Bridge Authority, RB, Series A, 4.00%, 10/01/44	105	118,780
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.00%, 06/01/40	950	1,070,498

		1,632,466

Security	Par (000)	Value

South Carolina — 12.1%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	$1,470	$1,688,898
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 07/01/26	1,810	2,069,572
6.00%, 07/01/38	1,155	1,323,999
5.50%, 07/01/41	1,000	1,126,300
South Carolina Jobs EDA, Refunding RB:
Anmed Health Projects, 5.00%, 02/01/38	2,710	3,153,058
Prisma Health Obligated Group, Series A, 5.00%, 05/01/48	715	848,169
South Carolina Jobs-Economic Development Authority, RB, Hilton Head Christian Academy, 5.00%, 01/01/55(a)	335	352,132
State of South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/43	800	956,312
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/25(b)	750	911,250
State of South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	40	45,151
State of South Carolina Public Service Authority, Refunding RB:
Series C, 5.00%, 12/01/46	1,795	2,032,532
Series E, 5.25%, 12/01/55	425	492,477

		14,999,850

Tennessee — 2.1%
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, Refunding RB, Lipscomb University Project, Series A:
4.00%, 10/01/49	205	224,229
5.25%, 10/01/58	1,930	2,339,488

		2,563,717

Texas — 11.1%
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 03/01/37	930	1,040,605
Dallas-Fort Worth International Airport, Refunding ARB, Joint Revenue, Series E, AMT, 5.50%, 11/01/27	2,500	2,886,325
Dallas-Fort Worth Texas International Airport, ARB, Joint Improvement, Series H, AMT, 5.00%, 11/01/37	980	1,031,881
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	730	831,207
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 09/01/21(b)	2,120	2,271,962
North Texas Tollway Authority, Refunding RB:
4.25%, 01/01/49	2,335	2,651,112
1st Tier (AGM), 6.00%, 01/01/21(b)	1,000	1,045,630
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 03/15/23(b)	420	475,297
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, Blueridge Transportation Group, AMT, 5.00%, 12/31/55	525	600,831
Texas Transportation Commission, RB, First Tier Toll Revenue:
CAB, 0.00%, 08/01/41(c)	1,000	417,380
CAB, 0.00%, 08/01/42(c)	615	242,673
5.00%, 08/01/57	210	246,469

		13,741,372

Utah — 0.1%
Utah Charter School Finance Authority, RB, Wallace Stegner Academy Project, Series A, 5.00%, 06/15/39(a)	100	108,489

Virginia — 0.3%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 01/01/22(b)	380	409,739

Washington — 2.5%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 02/01/21(b)	1,000	1,043,150

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington (continued)
State of Washington, GO, Various Purposes, Series B, 5.25%, 02/01/21(b)	$725	$756,284
Washington State Housing Finance Commission, RB, Transforming Age Project, Series A, 5.00%, 01/01/55(a)	195	214,264
Washington State Housing Finance Commission, Refunding RB, Horizon House Project, 5.00%, 01/01/43(a)	1,000	1,145,860

		3,159,558

Wisconsin — 0.7%
Public Finance Authority, Refunding RB, Penick Village Obligation Group, 5.00%, 09/01/54(a)	115	125,402
Wisconsin Housing & Economic Development Authority, RB, M/F Housning, WHPC Madison Pool Project, Series A, 4.70%, 07/01/47	660	717,123

		842,525

Total Municipal Bonds — 127.2% (Cost — $144,709,158)		157,854,747

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

California — 5.9%
City of Los Angeles California Department of Airports, ARB, Los Angeles International Airport, Series B, AMT, 5.00%, 05/15/46	2,050	2,438,701
Fremont Union High School District, GO, Refunding, Series A, 4.00%, 08/01/46	1,520	1,737,162
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2, Series A, 5.00%, 10/01/43	2,565	3,121,374

		7,297,237

Colorado — 1.2%
Colorado Health Facilities Authority, Refunding RB, Commonspirit Health, Series A, 4.00%, 08/01/49(f)	1,310	1,453,655

Connecticut — 1.2%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,216	1,435,626

District of Columbia — 0.7%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2 (FHA), 4.10%, 09/01/39	790	872,223

Georgia — 0.9%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	1,025	1,127,295

Idaho — 1.4%
Idaho State Building Authority, RB, State Office Campus Project, Series A, 4.00%, 09/01/48	1,570	1,751,633

Illinois — 0.9%
State of Illinois Toll Highway Authority, RB, Series C, 5.00%, 01/01/38	1,004	1,169,443

Iowa — 1.0%
Iowa Student Loan Liquidity Corp., Refunding RB, Senior Series B, AMT, 3.00%, 12/01/39	1,275	1,298,332

Michigan — 1.3%
Michigan Finance Authority, RB, Multi Model- McLaren Health Care, 4.00%, 02/15/47	1,444	1,637,774

Nevada — 3.6%
Las Vegas Valley Water District, GO, Refunding, Series C, 5.00%, 06/01/28	4,200	4,427,472

New Jersey — 0.8%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36	1,000	1,047,562

Security	Par (000)	Value

New York — 11.6%
City of New York, GO, Sub-Series-D1, Series D, 5.00%, 12/01/43(f)	$2,380	$2,980,426
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38	1,740	1,941,735
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series BB, 5.25%, 12/15/21(b)	2,999	3,242,532
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(f):
5.75%, 02/15/21(b)	619	648,923
5.75%, 02/15/47	381	399,198
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,000	3,240,749
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(f)	1,770	1,914,165

		14,367,728

North Carolina — 0.8%
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 01/01/48	863	942,995

Pennsylvania — 2.9%
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 129, 3.40%, 10/01/49	1,500	1,551,450
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,664	2,041,256

		3,592,706

Rhode Island — 1.6%
Rhode Island Health & Educational Building Corp., RB, Series A, 4.00%, 09/15/47	1,832	2,030,476

Texas — 1.5%
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A (Ginnie Mae):
3.63%, 09/01/44	982	1,060,044
3.75%, 09/01/49	697	752,190

		1,812,234

Virginia — 1.7%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57(f)	1,668	2,087,672

West Virginia — 1.3%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(f)	1,391	1,565,761

Wisconsin — 2.4%
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A:
4.10%, 11/01/43	1,222	1,340,849
4.45%, 05/01/57	1,528	1,676,091

		3,016,940

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 42.7% (Cost — $49,162,435)		52,934,764

Total Long-Term Investments — 169.9% (Cost — $193,871,593)		210,789,511

Total Investments — 169.9% (Cost — $193,871,593)		210,789,511

Liabilities in Excess of Other Assets — (1.8)%		(2,222,633)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.6)%		(28,017,641)

VMTP Shares, at Liquidation Value, Net of Deferred Offering Costs — (45.5)%		(56,500,000)

Net Assets Applicable to Common Shares — 100.0%		$124,049,237

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield Investment Quality Fund (MFT)

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	When-issued security.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement(s), which expire(s) between August 15, 2020 to August 1, 2027 is $5,288,748. (See Note 4 of the Notes to Financial Statements for details.)

During the six months ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/19	Net Activity	Shares Held at 01/31/20	Value at 01/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class(b)	2,088,769	(2,088,769)	—	$—	$4,845	$(210)	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	As of period end, the entity is no longer held by the Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	8	03/20/20	$1,053	$(18,754)
U.S. Long Treasury Bond	65	03/20/20	10,630	(292,276)
5-Year U.S. Treasury Note	19	03/31/20	2,286	(24,071)

				$(335,101)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$335,101	$—	$335,101

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six-month ended January 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(469,842)	$—	$(469,842)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(226,936)	$—	$(226,936)

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield Investment Quality Fund (MFT)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$10,750,676

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$210,789,511	$—	$210,789,511

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(335,101)	$—	$—	$(335,101)

(a)	See above Schedule of Investments for values in each state.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(27,936,886)	$—	$(27,936,886)
VMTP Shares at Liquidation Value	—	(56,500,000)	—	(56,500,000)

	$—	$(84,436,886)	$—	$(84,436,886)

See notes to financial statements.

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2020	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 135.4%

Michigan — 131.6%

Corporate — 3.5%
County of Monroe Michigan EDC, Refunding RB, Detroit Edison Co. Project, Series AA (NPFGC), 6.95%, 09/01/22	$14,500	$16,636,865

County/City/Special District/School District — 26.3%
Anchor Bay School District, GO, Refunding (Q-SBLF):
4.38%, 05/01/27	1,600	1,668,800
4.50%, 05/01/29	1,505	1,571,566
Battle Creek School District Michigan, GO, Refunding, (Q-SBLF), 5.00%, 05/01/37	1,170	1,393,142
Berkley School District, GO, School Building & Site (Q-SBLF), 5.00%, 05/01/35	2,965	3,496,684
Byron Center Public Schools, GO, School Building & Site, Series I (Q-SBLF):
5.00%, 05/01/43	4,475	5,341,047
5.00%, 05/01/47	740	878,498
Columbia Michigan School District, GO, Unlimited Tax, School Building & Site (Q-SBLF), 5.00%, 05/01/38	5,185	5,882,175
Comstock Park Michigan Public Schools, GO, School Building & Site, Series B (Q-SBLF), 5.50%, 05/01/21(a)	3,385	3,579,197
Country of Saginaw Michigan, GO, 4.00%, 11/01/42	2,000	2,238,500
Dearborn Brownfield Redevelopment Authority, GO, Limited Tax, Redevelopment, Series A (AGC), 5.50%, 05/01/39	5,300	5,317,331
Dearborn School District, GO, School Building & Site, Series A (Q-SBLF):
5.00%, 05/01/32	1,500	1,707,870
5.00%, 05/01/33	1,600	1,819,216
5.00%, 05/01/34	1,200	1,362,540
Dowagiac Union School District, GO, (Q-SBLF), 5.00%, 05/01/41	1,140	1,358,755
East Lansing School District, GO, School Building & Site, Series I (Q-SBLF), 5.00%, 05/01/42	1,000	1,210,150
Farmington Public School District, GO, Refunding, School Building & Site (AGM):
5.00%, 05/01/33	1,500	1,765,725
5.00%, 05/01/34	1,500	1,762,050
5.00%, 05/01/35	1,000	1,170,350
Flint EDC, RB, Michigan Department of Human Services Office Building Project, 5.25%, 10/01/41	4,950	5,260,612
Fraser Public School District, GO, Refunding, School Building & Site (Q-SBLF):
5.00%, 05/01/43	2,000	2,406,280
5.00%, 05/01/47	3,225	3,860,164
Gibraltar School District, GO, (Q-SBLF), 5.00%, 05/01/36	750	925,320
Goodrich Area School District, GO, School Building & Site (Q-SBLF):
5.50%, 05/01/21(a)	4,115	4,351,078
5.50%, 05/01/32	1,000	1,055,550
5.50%, 05/01/36	460	484,923
Grandville Public Schools, GO, School Building & Site:
Bonds, Series I (AGM), 4.00%, 05/01/35(b)	775	919,119
Bonds, Series I (AGM), 4.00%, 05/01/36(b)	1,000	1,180,940
Bonds, Series I (AGM), 4.00%, 05/01/37(b)	1,000	1,179,750
Bonds, Series I (AGM), 4.00%, 05/01/38(b)	1,410	1,655,692
Bonds, Series I (AGM), 4.00%, 05/01/39(b)	1,000	1,168,430
Series II (AGM), 5.00%, 05/01/40	3,250	3,804,385
Gull Lake Community School District, GO, School Building & Site, Series I (Q-SBLF), 5.00%, 05/01/45	4,000	4,852,520
Hudsonville Michigan Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 05/01/21(a)	6,750	7,116,457

Security	Par (000)	Value

County/City/Special District/School District (continued)
Jackson Michigan Public Schools, GO, School Building & Site (Q-SBLF), 5.00%, 05/01/42	$4,000	$4,870,560
Kentwood Public Schools, GO, School Building & Site:
5.00%, 05/01/41	1,120	1,339,509
5.00%, 05/01/44	1,815	2,164,297
Livonia Public Schools, GO, Series I (AGM), 5.00%, 05/01/43	5,000	5,531,750
Mattawan Consolidated School District, GO, Series I (Q-SBLF), 5.00%, 05/01/39	3,375	3,969,506
Mona Shores Public Schools, GO, School Building & Site, Series I (Q-SBLF):
5.00%, 05/01/42	1,000	1,245,550
5.00%, 05/01/43	1,025	1,273,071
5.00%, 05/01/44	1,525	1,890,009
Swartz Creek Community Schools, GO, School Building & Site (Q-SBLF), 5.00%, 05/01/44	4,270	5,314,143
Troy School District, GO, School Building & Site (Q-SBLF), 5.00%, 05/01/28	2,000	2,294,180
Walled Lake Consolidated School District, GO, School Building & Site (Q-SBLF):
5.00%, 05/01/37	2,850	3,222,466
5.00%, 05/01/40	2,630	2,961,354
5.00%, 05/01/43	1,530	1,716,660
Zeeland Public Schools, GO, School Building & Site, Series A (AGM):
5.00%, 05/01/33	1,000	1,179,650
5.00%, 05/01/34	1,000	1,176,100
5.00%, 05/01/35	1,000	1,173,000

		125,066,621

Education — 24.3%
City of Grand Rapids Michigan EDC, RB, Ferris State University Project, Series A, 5.50%, 10/01/35	760	782,694
Grand Valley State University, RB, 5.00%, 12/01/43	1,600	1,986,304
Lake Superior State University, RB, General (AGM), 5.00%, 01/15/48	3,750	4,477,350
Michigan Finance Authority, Refunding RB:
Cesar Chavez Academy Project, 4.00%, 02/01/29	700	743,876
Cesar Chavez Academy Project, 5.00%, 02/01/33	830	926,562
College for Creative Studies, 4.00%, 12/01/33	1,720	1,805,278
College for Creative Studies, 5.00%, 12/01/36	1,550	1,691,918
College for Creative Studies, 5.00%, 12/01/40	2,900	3,146,210
College for Creative Studies, 5.00%, 12/01/45	4,400	4,750,724
Series 25 A, AMT, Student Loan Revenue, 4.00%, 11/01/29	5,900	6,264,679
Series 25 A, AMT, Student Loan Revenue, 4.00%, 11/01/30	2,850	3,023,593
Series 25 A, AMT, Student Loan Revenue, 4.00%, 11/01/31	3,150	3,342,150
Michigan State University, Refunding RB, General, Series C:
5.00%, 02/15/40	8,470	8,480,503
5.00%, 02/15/44	1,000	1,001,240
Michigan Technological University, RB, General, Series A, 5.00%, 10/01/45	1,800	2,112,732
Oakland University, RB:
5.00%, 03/01/41	3,635	4,320,961
General, 5.00%, 03/01/32	400	431,832
General, Series A, 5.00%, 03/01/38	5,490	6,090,935
General, Series A, 5.00%, 03/01/43	16,845	18,601,260
University of Michigan, RB, Series A, 5.00%, 04/01/39	3,425	3,955,635
Wayne State University, RB, General, Series A, 5.00%, 11/15/40	3,000	3,381,330
Western Michigan University, Refunding RB:
5.00%, 11/15/44	5,650	7,064,251
5.00%, 11/15/49	8,680	10,832,466

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
General, University and College Improvements, 5.25%, 11/15/40	$3,500	$3,739,540
General, University and College Improvements, 5.25%, 11/15/43	8,475	9,630,736
General, University and College Improvements (AGM), 5.25%, 11/15/33	1,000	1,138,020
General, University and College Improvements (AGM), 5.00%, 11/15/39	1,750	1,964,183

		115,686,962

Health — 29.4%
Grand Traverse County Hospital Finance Authority, RB:
Munson Healthcare Obligated Group, Series A, 5.00%, 07/01/49	2,610	3,173,342
Munson Healthcare Obligated Group, Series B, 4.00%, 07/01/49	2,000	2,255,400
Series A, 5.00%, 07/01/44	4,230	4,841,320
Series A, 5.00%, 07/01/47	2,200	2,510,640
Kalamazoo Economic Development Corp., Refunding RB, Heritage Community of Kalamazoo Project:
5.00%, 05/15/32	2,000	2,292,280
5.00%, 05/15/37	1,230	1,397,391
5.00%, 05/15/42	1,050	1,172,220
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM):
5.25%, 05/15/20(a)	4,140	4,191,088
5.25%, 05/15/36	3,360	3,400,555
Kent Hospital Finance Authority Michigan, Refunding RB, Spectrum Health, Series A, 5.00%, 11/15/21(a)	7,500	8,049,675
Kentwood Economic Development Corp., Refunding RB, Holland Home Obligated Group, 5.00%, 11/15/41	2,335	2,686,534
Michigan Finance Authority, RB:
Beaumont Health Credit Group, 4.00%, 11/01/46	1,025	1,110,085
Sparrow Obligated Group, 5.00%, 11/15/36	2,500	2,748,900
Sparrow Obligated Group, 5.00%, 11/15/45	3,750	4,327,163
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 4.00%, 11/15/46	8,500	9,272,395
Henry Ford Health System, 5.00%, 11/15/37	3,000	3,621,960
Henry Ford Health System, 5.00%, 11/15/41	1,000	1,195,610
Hospital, McLaren Health Care, 5.00%, 05/15/32	1,000	1,183,800
Hospital, McLaren Health Care, 5.00%, 05/15/33	2,000	2,363,300
Hospital, McLaren Health Care, 5.00%, 05/15/34	6,500	7,663,630
Hospital, McLaren Health Care, 5.00%, 05/15/35	4,945	5,810,672
Hospital; Trinity Health Credit Group, 5.00%, 12/01/21(a)	4,980	5,347,424
MidMichigan Health, 5.00%, 06/01/39	1,500	1,716,105
Trinity Health Credit Group, 5.00%, 12/01/21(a)	11,520	12,385,267
Michigan State Hospital Finance Authority, Refunding RB:
Hospital, Oakwood Obligated Group, 5.00%, 11/01/32	4,000	4,413,640
McLaren Health Care, Series A, 5.00%, 06/01/35	2,250	2,442,240
Michigan Strategic Fund, Refunding RB, Holland Home Obligated Group, 5.00%, 11/15/43	1,220	1,396,022
Royal Oak Hospital Finance Authority Michigan, Refunding RB, Beaumont Health Credit Group, Series D, 5.00%, 09/01/39	27,365	31,101,964
State of Michigan Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	5,300	5,650,542

		139,721,164

Housing — 7.9%
Michigan State HDA, RB, M/F:
Housing, Rental Housing Revenue, Series A, 4.45%, 10/01/34	1,000	1,072,780
Housing, Rental Housing Revenue, Series A, 4.63%, 10/01/39	3,490	3,724,109

Security	Par (000)	Value

Housing (continued)
Housing, Rental Housing Revenue, Series A, 4.75%, 10/01/44	$5,000	$5,310,300
Williams Pavilion, AMT (Ginnie Mae), 4.75%, 04/20/37	3,080	3,082,741
Michigan State Housing Development Authority, RB, Series A:
M/F Housing, 4.30%, 10/01/40	3,320	3,616,410
M/F, 4.00%, 10/01/43	7,420	8,171,201
S/F Housing, 4.00%, 12/01/44	4,000	4,387,200
State of Michigan Housing Development Authority, RB, S/F Housing, Series C, 4.13%, 12/01/38	7,500	8,315,850

		37,680,591

State — 18.8%
Michigan Finance Authority, RB, Charter County of Wayne Criminal Justice Center Project:
5.00%, 11/01/34	215	271,300
5.00%, 11/01/38	2,500	3,118,100
5.00%, 11/01/43	4,000	4,928,640
Michigan Finance Authority, Refunding RB, Detroit Regional Convention Facility Authority Local Project Bonds, 5.00%, 10/01/39(a)	5,400	6,191,424
Michigan State Finance Authority, RB, Local Government Loan Program, Series F, 5.00%, 04/01/31	1,000	1,062,170
Michigan Strategic Fund, RB:
1-75 Improvement Project, AMT (AGM), 4.25%, 12/31/38	14,000	15,879,500
I-75 Improvement Project, AMT, 5.00%, 12/31/43	15,000	18,148,500
Michigan Senate Offices Project, Series A, 5.25%, 10/15/40	3,000	3,590,880
Michigan Strategic Fund, Refunding RB, Cadillac Place Office Building Project, 5.25%, 10/15/31	7,000	7,496,860
State of Michigan, COP, (AMBAC), 0.00%, 06/01/22(c)(d)	3,000	2,916,060
State of Michigan Building Authority, RB, Local Government Loan Program, Series F, 5.25%, 10/01/41	8,595	9,112,161
State of Michigan Building Authority, Refunding RB:
Facilities Program, Series I-A, 5.50%, 10/15/45	2,000	2,138,560
Series I, 5.00%, 04/15/41	4,750	5,710,070
State of Michigan Trunk Line Fund, RB:
5.00%, 11/15/33	3,000	3,211,770
5.00%, 11/15/36	5,345	5,713,805

		89,489,800

Transportation — 5.4%
Wayne County Airport Authority, ARB, Series A, 5.00%, 12/01/42	1,000	1,222,900
Wayne County Airport Authority, RB:
Detroit Metropolitan Wayne County Airport, AMT (NPFGC), 5.00%, 12/01/39	1,475	1,695,203
Series B, AMT, 5.00%, 12/01/42	1,000	1,200,980
Series B, AMT, 5.00%, 12/01/47	1,250	1,489,375
Series D, 5.00%, 12/01/35	3,850	4,595,668
Series D, 5.00%, 12/01/45	5,000	5,915,600
Wayne County Airport Authority, Refunding RB, Series F, AMT, 5.00%, 12/01/34	8,000	9,424,560

		25,544,286

Utilities — 16.0%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	2,655	2,902,526
City of Detroit Michigan Water Supply System Revenue, RB, Series A:
Senior Lien, 5.25%, 07/01/41	4,325	4,550,722
(NPFGC), 5.00%, 07/01/34	10	10,030
City of Grand Rapids Michigan Sanitary Sewer System, Refunding RB, Series A (NPFGC), 5.50%, 01/01/22	550	585,959

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
City of Holland Michigan Electric Utility System, RB, Series A, 5.00%, 07/01/39	$10,000	$10,498,600
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.00%, 07/01/21(a):	13,345	14,119,677
City of Port Huron Michigan, RB, Water Supply System:
5.25%, 10/01/31	500	532,575
5.63%, 10/01/40	1,500	1,598,985
Downriver Utility Wastewater Authority, Refunding RB, (AGM), 5.00%, 04/01/43	1,000	1,213,730
Great Lakes Water Authority Water Supply System Revenue, RB, Second Lien, Series B, 5.00%, 07/01/46	10,000	11,779,100
Karegnondi Water Authority, Refunding RB:
5.00%, 11/01/41	2,750	3,290,842
5.00%, 11/01/45	3,000	3,557,310
Lansing Board of Water & Light, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/21(a)	5,000	5,323,500
Michigan Finance Authority, Refunding RB:
Government Loan Program, 5.00%, 07/01/34	2,000	2,353,660
Government Loan Program, 5.00%, 07/01/35	750	881,333
Senior Lien, Detroit Water and Sewer, Series C-3 (AGM), 5.00%, 07/01/31	1,000	1,162,080
Senior Lien, Detroit Water and Sewer, Series C-3 (AGM), 5.00%, 07/01/32	5,250	6,094,777
Senior Lien, Detroit Water and Sewer, Series C-3 (AGM), 5.00%, 07/01/33	3,000	3,479,190
Michigan Municipal Bond Authority, RB, State Clean Water Revolving Fund, Pooled Project, 5.00%, 10/01/20(a)	2,000	2,052,820

		75,987,416

Total Municipal Bonds in Michigan		625,813,705

Puerto Rico — 3.8%

State — 3.8%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(c)	2,700	788,616
Series A-1, 4.75%, 07/01/53	571	631,783
Series A-1, 5.00%, 07/01/58	380	426,786
Series B-1, 4.75%, 07/01/53	616	680,969
Series B-1, 5.00%, 07/01/58	7,451	8,359,798
Series B-2, 4.33%, 07/01/40	5,880	6,382,858
Series B-2, 4.78%, 07/01/58	597	658,121

Total Municipal Bonds in Puerto Rico		17,928,931

Total Municipal Bonds — 135.4% (Cost — $592,316,126)		643,742,636

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

Michigan — 26.7%

Education — 11.8%
Eastern Michigan University, RB, General, Series A (AGM), 4.00%, 03/01/44	10,000	11,119,500
Michigan State University, Refunding RB, General, Series A, 5.00%, 08/15/38(f)	10,000	11,274,900
University of Michigan, Refunding RB, 5.00%, 04/01/46	10,000	12,031,599
Wayne State University, RB, General, Series A(f):
5.00%, 11/15/43	8,530	10,488,912
5.00%, 11/15/40	10,000	11,271,100

		56,186,011

Health — 7.5%
Michigan Finance Authority, RB, Beaumont Health Credit Group, Series A, 5.00%, 11/01/44	10,002	11,635,100

Security	Par (000)	Value

Health (continued)
Michigan Finance Authority, Refunding RB:
Trinity Health Corp., Series 2016, 5.00%, 12/01/45	$19,735	$23,576,057
Trinity Health Credit Group, 5.00%, 12/01/21(a)	190	204,018

		35,415,175

State — 4.8%
Michigan State Finance Authority, Refunding RB, Student Loan, AMT, Series A, 4.00%, 11/01/28	8,750	9,306,674
Michigan State University, RB, Board of Trustees, Series B, 5.00%, 02/15/44(f)	5,750	7,190,029
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	5,150	6,113,926

		22,610,629

Utilities — 2.6%
Lansing Board of Water & Light, Refunding RB, Series A, 5.00%, 07/01/44	10,000	12,413,798

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 26.7% (Cost — $116,991,626)		126,625,613

Total Long-Term Investments — 162.1% (Cost — $709,307,752)		770,368,249

	Shares

Short-Term Securities — 0.3%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.81%(g)(h)	1,289,543	1,289,801

Total Short-Term Securities — 0.3% (Cost — $1,289,729)		1,289,801

Total Investments — 162.4% (Cost — $710,597,481)		771,658,050

Liabilities in Excess of Other Assets — (0.1)%		(134,124)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.6)%		(64,736,825)

VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (48.7)%		(231,490,345)

Net Assets Applicable to Common Shares — 100.0%		$475,296,756

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	When-issued security.
(c)	Zero-coupon bond.
(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements which expires on June 1, 2021 to February 15, 2027 is $20,395,805. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

(h)

During the six months ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/19	Net Activity	Shares Held at 01/31/20	Value at 01/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	2,325,529	(1,035,986)	1,289,543	$1,289,801	$19,143	$(509)	$(97)

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	114	03/20/20	$15,009	$(216,584)
Long U.S. Treasury Bond	133	03/20/20	21,750	(520,987)
5-Year U.S. Treasury Note	74	03/31/20	8,904	(89,733)

				$(827,304)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$827,304	$—	$827,304

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended January 31, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(1,261,933)	$—	$(1,261,933)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(411,530)	$—	$(411,530)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$36,242,773

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$770,368,249	$—	$770,368,249
Short-Term Securities	1,289,801	—	—	1,289,801

	$1,289,801	$770,368,249	$—	$771,658,050

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(827,304)	$—	$—	$(827,304)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(64,527,053)	$—	$(64,527,053)
VRDP Shares at Liquidation Value	—	(231,900,000)	—	(231,900,000)

	$—	$(296,427,053)	$—	$(296,427,053)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) January 31, 2020	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 116.3%

Pennsylvania — 112.5%

Corporate — 2.3%
Pennsylvania Economic Development Financing Authority, RB:
Aqua Pennsylvania, Inc. Project, Series B, 4.50%, 12/01/42	$2,630	$2,699,353
Green Bond, Covanta Project, AMT, 3.25%, 08/01/39(a)	1,950	1,974,219
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT:
Aqua Pennsylvania, Inc. Project, Series A, 5.00%, 12/01/34	180	185,461
National Gypsum Co., 5.50%, 11/01/44	135	143,287

		5,002,320

County/City/Special District/School District — 27.2%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 05/01/35	190	203,876
5.00%, 05/01/42	450	476,473
Altoona Area School District, GO (BAM):
5.00%, 12/01/36	125	146,801
5.00%, 12/01/45	600	697,308
Altoona Area School District, GOL, Series A (AGM), 5.00%, 12/01/36	1,180	1,385,226
Bethlehem Area School District, GO (BAM), Series A:
5.00%, 08/01/34	1,610	1,898,737
5.00%, 08/01/35	1,210	1,427,122
Borough of West Chester Pennsylvania, GO, Refunding, 3.50%, 11/15/35	1,095	1,189,225
Boyertown Area School District, GO:
5.00%, 10/01/36	610	698,785
5.00%, 10/01/38	920	1,053,593
City of Pittsburgh Pennsylvania, GO, Series B, 5.00%, 09/01/26	1,095	1,205,847
County of Bucks Pennsylvania Water & Sewer Authority, RB, Series A (AGM):
5.00%, 12/01/37	780	910,190
5.00%, 12/01/40	1,000	1,163,770
County of Delaware Springfield School District, GO:
5.00%, 03/01/40	1,025	1,267,289
5.00%, 03/01/43	775	954,901
County of Northampton Pennsylvania IDA, Tax Allocation Bonds, Route 33 Project, 7.00%, 07/01/32	160	168,074
County of York Pennsylvania, GO, Refunding, 5.00%, 09/01/20(b)	500	511,815
Dallastown Area School District, GO, Refunding, 5.00%, 04/15/34	1,235	1,451,199
East Pennsboro Area School District, GO (BAM)(c):
4.00%, 10/01/40	355	401,058
4.00%, 10/01/44	840	940,901
4.00%, 10/01/47	620	692,528
Fox Chapel Area School District, GO:
5.00%, 02/01/39	1,345	1,636,932
5.00%, 02/01/42	1,250	1,498,262
Marple Newtown School District, GOL, 3.00%, 06/01/40	1,375	1,447,696
Shaler Area School District Pennsylvania, GO, CAB (Syncora), 0.00%, 09/01/30(d)	6,145	5,019,605
Springfield School District/Delaware County, GO:
5.00%, 03/01/36	870	1,083,507
5.00%, 03/01/37	890	1,105,816
State Public School Building Authority, RB (AGM):
Community College, Allegheny County Project, 5.00%, 07/15/34	2,190	2,303,529
Corry Area School District, CAB, 0.00%, 12/15/22(d)	1,640	1,580,337

Security	Par (000)	Value

County/City/Special District/School District (continued)
Corry Area School District, CAB, 0.00%, 12/15/23(d)	$1,980	$1,875,159
Corry Area School District, CAB, 0.00%, 12/15/24(d)	1,980	1,840,212
Corry Area School District, CAB, 0.00%, 12/15/25(d)	1,770	1,611,550
Township of Bristol Pennsylvania School District, GO:
5.25%, 06/01/23(b)	6,925	7,919,084
5.00%, 06/01/40	775	850,989
(BAM), 5.00%, 06/01/42	1,685	2,004,830
Township of Falls Pennsylvania, Refunding RB, Water & Sewer Authority, 5.00%, 12/01/37	1,270	1,353,579
Township of Lower Paxton Pennsylvania, GO:
5.00%, 04/01/42	435	495,639
5.00%, 04/01/46	1,435	1,629,041
Tredyffrin Easttown School District, GOL, 5.00%, 02/15/39	695	849,387
West Shore School District Pennsylvania, GOL:
5.00%, 11/15/43	2,095	2,542,659
5.00%, 11/15/48	1,200	1,446,888
Williamsport Sanitary Authority, Refunding RB, (BAM), 4.00%, 01/01/40	580	660,243

		59,599,662

Education — 20.7%
County of Adams Pennsylvania IDA, Refunding RB, Gettysburg College, 5.00%, 08/15/26	100	102,035
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran Social Ministries Project:
4.13%, 01/01/38	160	176,302
4.00%, 01/01/36	395	432,888
5.00%, 01/01/39	760	898,723
County of Delaware Pennsylvania Authority, RB, Villanova University:
5.00%, 08/01/40	1,205	1,416,658
5.00%, 08/01/45	1,610	1,882,154
County of Delaware Pennsylvania Authority, Refunding RB, Cabrini University, 5.00%, 07/01/47	2,480	2,796,026
County of Montgomery Higher Education & Health Authority, Refunding RB, Series A:
Thomas Jefferson University, 5.00%, 09/01/48	1,500	1,810,380
Thomas Jeferson University, 5.00%, 09/01/37	840	1,037,240
County of Northampton Pennsylvania General Purpose Authority, Refunding RB:
Lafayette College, 4.00%, 11/01/38	1,160	1,334,963
Moravian College, 5.00%, 10/01/36	610	704,269
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	2,000	2,459,300
Pennsylvania Higher Educational Facilities Authority, RB, Thomas Jefferson University, 5.00%, 03/01/20(b)	1,000	1,003,030
Pennsylvania Higher Educational Facilities Authority, RB, Series AT-1, 4.00%, 06/15/34	2,000	2,266,300
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, Series A, 5.25%, 05/01/21(b)	3,700	3,899,726
Drexel University, Series A, 5.25%, 05/01/41	230	240,293
La Salle University, 5.00%, 05/01/37	1,325	1,413,219
State System of Higher Education, Series AL, 5.00%, 06/15/35	280	283,794
Thomas Jefferson University, 5.00%, 09/01/45	2,000	2,302,820
University of Science in Philadelphia, 5.00%, 11/01/36	2,100	2,410,149
Widener University, Series A, 5.25%, 07/15/33	1,580	1,741,065
Widener University, Series A, 5.50%, 07/15/38	385	424,805
Philadelphia Authority for Industrial Development, RB:
Alliance For Progress Charter School, Inc. Project, 4.00%, 06/15/29	280	292,681
Alliance For Progress Charter School, Inc. Project, 5.00%, 06/15/39	335	361,127

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Alliance For Progress Charter School, Inc. Project, 5.00%, 06/15/49	$935	$993,194
Independence Charter School West Project, 5.00%, 06/15/50	575	608,350
University of Sciences, 5.00%, 11/01/42	2,710	3,156,716
Philadelphia Authority for Industrial Development, Refunding RB:
1st Series, 5.00%, 04/01/45	2,170	2,501,750
La Salle University, 4.00%, 05/01/42	2,985	3,148,459
Swarthmore Borough Authority, Refunding RB, Swarthmore College Project, 5.00%, 09/15/38	830	939,104
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania:
5.00%, 07/01/35	485	534,645
5.00%, 07/01/35	435	498,023
5.00%, 07/01/45	300	327,726
5.00%, 07/01/47	820	923,263

		45,321,177

Health — 20.0%
Allegheny County Industrial Development Authority, Refunding RB, U.S. Steel Corp. Project, 5.13%, 05/01/30	935	1,024,695
City of Pottsville Pennsylvania Hospital Authority, Refunding RB, Lehigh Valley Health, Series B, 5.00%, 07/01/41	3,000	3,580,380
County of Allegheny Hospital Development Authority, Refunding RB:
Allegheny Health Network Obligation, Class A (AGM), 4.00%, 04/01/44	3,440	3,830,784
Allegheny Health Network Obligated Group Issue, Series A, 4.00%, 04/01/37	1,700	1,926,950
Allegheny Health Network Obligated Group Issue, Series A, 5.00%, 04/01/47	700	838,502
County of Allegheny Pennsylvania Hospital Development Authority, RB, University of Pittsburgh Medical Center Health, Series B (NPFGC), 6.00%, 07/01/26	2,000	2,596,400
County of Berks Pennsylvania Municipal Authority, Refunding RB, Reading Hospital & Medical Center Project:(b)
Series A, 5.00%, 11/01/40	765	816,706
Series A3, 5.50%, 11/01/31	250	250,785
County of Bucks Pennsylvania IDA, Refunding RB, Pennswood Village Project, 5.00%, 10/01/37	940	1,080,850
County of Centre Pennsylvania Hospital Authority, RB, Mount Nittany Medical Center Project, 7.00%, 11/15/21(b)	2,410	2,670,617
County of Chester Health & Education Facilities Authority, Refunding RB, Simpson Senior Services Project, 5.00%, 12/01/51	2,000	2,182,800
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran Social Ministries, 5.00%, 01/01/38	2,600	2,918,214
County of Franklin Pennsylvania IDA, RB, Menno-Haven, Inc. Project:
5.00%, 12/01/29	70	79,303
5.00%, 12/01/39	135	151,523
5.00%, 12/01/49	100	110,600
5.00%, 12/01/54	365	401,989
County of Franklin Pennsylvania IDA, Refunding RB, Chambersburg Hospital Project, 5.38%, 07/01/20(b)	415	422,607
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, Masonic Villages of The Grand Lodge of Pennsylvania Project, 5.00%, 11/01/35	575	656,662
County of Montgomery Pennsylvania IDA, Refunding RB:
Acts Retirement-Life Communities, 5.00%, 11/15/27	865	932,470

Security	Par (000)	Value

Health (continued)
Acts Retirement-Life Communities, 5.00%, 11/15/28	$555	$598,129
Whitemarsh Continuing Care Retirement Community, 5.25%, 01/01/40	220	233,609
County of Northampton Pennsylvania General Purpose Authority, Refunding RB:
St. Luke’s University Health Network Project, 5.00%, 08/15/46	1,000	1,173,270
St. Lukes University Health Network Project, 5.00%, 08/15/48	1,125	1,356,660
County of Northampton Pennsylvania IDA, Refunding RB, MorningStar Senior Living, Inc.:
5.00%, 11/01/39	355	401,462
5.00%, 11/01/44	355	396,659
5.00%, 11/01/49	650	723,131
County of Union Pennsylvania Hospital Authority, Refunding RB, Evangelical Community Hospital Project, 7.00%, 08/01/21(b)	460	501,722
County of Wayne Hospital & Health Facilites Authority, RB, Wayne Memorial Hospital Project, Series A, 4.00%, 07/01/46	1,595	1,723,334
DuBois Hospital Authority, Refunding RB, Penn Highlands Healthcare, 4.00%, 07/15/48	2,060	2,248,037
Lancaster IDA, RB, Willow Valley Communities Project:
4.00%, 12/01/44	420	463,050
5.00%, 12/01/44	665	782,718
4.00%, 12/01/49	565	620,438
Lancaster IDA, Refunding RB, Garden Spot Village Project(b):
5.38%, 05/01/23	520	594,880
5.75%, 05/01/23	865	999,836
Mount Lebanon Hospital Authority, RB, St. Clair Memorial Hospital Project, 4.00%, 07/01/48	2,345	2,614,300
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series B (AGC), 5.38%, 07/01/20(b)	2,055	2,092,175

		43,996,247

Housing — 6.6%
City of Philadelphia Pennsylvania, GO, Refunding, Series A, 5.00%, 08/01/37	1,360	1,649,721
Geisinger Authority Pennsylvania, Refunding RB, Health System, Series A-2, 5.00%, 02/15/39	4,050	4,860,000
Pennsylvania HFA, RB:
S/F Housing, Series 128B, 4.00%, 10/01/47	3,760	3,976,952
Brinton Manor Apartments & Brinton Towers, M/F Housing, Series A, 4.25%, 10/01/35	385	307,854
Brinton Manor Apartments & Brinton Towers, M/F Housing, Series A, 4.50%, 10/01/40	400	310,420
Philadelphia IDA, RB, Series A:
3.50%, 12/01/36	810	651,539
4.00%, 12/01/46	2,970	2,087,910
4.00%, 12/01/51	805	647,928

		14,492,324

State — 10.0%
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment:
5.00%, 06/01/33	3,575	4,433,465
5.00%, 06/01/34	4,175	5,153,870
5.00%, 06/01/35	1,295	1,592,876
Commonwealth of Pennsylvania, GO, 1st Series, 5.00%, 06/01/22(b)	2,460	2,694,020
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	7,000	8,028,930

		21,903,161

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation — 16.3%
City of Philadelphia Pennsylvania, ARB, Series A, 5.00%, 06/15/40	$3,825	$3,877,249
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, AMT, Series B:
5.00%, 07/01/37	1,100	1,327,733
5.00%, 07/01/47	2,105	2,498,761
Delaware River Joint Toll Bridge Commission, RB, Bridge System, 5.00%, 07/01/42	1,500	1,841,025
Delaware River Port Authority, RB:
5.00%, 01/01/29	475	547,195
5.00%, 01/01/37	2,285	2,607,276
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 5.00%, 11/01/41	6,025	6,479,285
Pennsylvania Turnpike Commission, RB:
CAB, Sub-Series A-3, 0.00%, 12/01/42(d)	4,760	2,370,528
CAB, Sub-Series A-3 (AGM), 0.00%, 12/01/40(d)	1,275	699,440
Sub-Series B, 5.25%, 12/01/48	1,930	2,377,625
Sub-Series B-1, 5.00%, 06/01/42	2,345	2,802,908
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series A-1, 5.25%, 12/01/45	3,270	3,855,919
Southeastern Pennsylvania Transportation Authority, RB, Capital Grant Receipts(b):
5.00%, 06/01/21	1,860	1,961,017
5.00%, 06/01/21	2,465	2,598,874

		35,844,835

Utilities — 9.4%
City of Lancaster Pennsylvania, GO, (BAM), 4.00%, 11/01/42	1,705	1,934,339
City of Philadelphia Pennsylvania Gas Works, RB, 9th Series:(b)
5.25%, 08/01/20	660	674,157
5.25%, 08/01/40	1,040	1,061,518
City of Philadelphia Pennsylvania Gas Works, Refunding RB:
5.00%, 08/01/30	800	951,256
5.00%, 08/01/31	600	711,438
5.00%, 08/01/32	800	946,128
5.00%, 08/01/33	400	471,868
5.00%, 08/01/34	700	823,949
City of Philadelphia Pennsylvania Water & Wastewater, RB:
Series A, 5.25%, 10/01/52	810	989,496
Series C (AGM), 5.00%, 08/01/20(b)	3,350	3,417,737
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB, Series A, 5.00%, 10/01/43	3,040	3,751,147
County of Allegheny Pennsylvania Sanitary Authority, RB, Sewer Improvement (BAM), 5.25%, 12/01/41	1,410	1,606,991
County of Delaware Pennsylvania Regional Water Quality Control Authority, RB, Sewer Improvements, 5.00%, 05/01/23(b)	420	475,453
New Kensington Municipal Sanitary Authority, RB, (AGM), 3.25%, 12/01/47	1,195	1,237,064
Pennsylvania Economic Development Financing Authority, RB, Philadelphia Biosolids Facility, 6.25%, 01/01/32	1,520	1,525,442

		20,577,983

Puerto Rico — 3.8%

State — 3.8%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(d)	1,243	363,055
Series A-1, 4.75%, 07/01/53	263	290,996
Series A-1, 5.00%, 07/01/58	171	192,054

Security	Par (000)	Value

State (continued)
Series B-1, 4.75%, 07/01/53	$283	$312,848
Series B-1, 5.00%, 07/01/58	3,423	3,840,503
Series B-2, 4.33%, 07/01/40	2,701	2,931,990
Series B-2, 4.78%, 07/01/58	274	302,052

		8,233,498

Total Municipal Bonds — 116.3% (Cost — $233,987,448)		254,971,207

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

Pennsylvania — 45.0%

Education — 19.3%
County of Montgomery Pennsylvania Higher Education & Health Authority, Refunding RB, Thomas Jefferson University Projects, 4.00%, 09/01/44(f)	3,100	3,481,517
County of Northampton General Purpose Authority, Refunding RB, Lafayette College, 5.00%, 11/01/47	3,900	4,754,178
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	3,493	4,101,346
Pennsylvania Higher Educational Facilities Authority, RB:
State System of Higher Education, Series AR, 4.00%, 06/15/38	11,335	12,525,401
University of Pennsylvania Health System, Series A, 5.75%, 08/15/21(b)	5,120	5,499,290
University of Pennsylvania Health System, Series A, 4.00%, 08/15/39(f)	7,815	8,284,446
Philadelphia Authority for Industrial Development, RB, Philadelphia College of osteopathic Medicine, 4.00%, 12/01/48(f)	3,300	3,630,858

		42,277,036

Health — 13.2%
County of Lehigh Pennsylvania, Refunding RB, Lehigh Valley Health Network, 4.00%, 07/01/49(f)	2,501	2,808,251
Geisinger Authority Pennsylvania, RB, Health System, Series A-1, 5.13%, 06/01/41	7,430	7,777,055
Pennsylvania Economic Development Financing Authority, RB, University of Pittsburgh Medical Center, Series B, 4.00%, 03/15/40	8,000	8,817,760
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 07/01/41	4,680	4,919,663
Saint Mary Pennsylvania Hospital Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/48	3,754	4,569,701

		28,892,430

Housing — 1.1%
Pennsylvania HFA, Refunding RB, S/F Mortgage, Series 114A, AMT, 3.70%, 10/01/42(f)	2,437	2,463,819

State — 9.5%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/38(f)	6,000	6,872,940
General Authority of Southcentral Pennsylvania, Refunding RB, Wellspan Health Obligated Group:
4.00%, 06/01/49	5,385	6,067,764
Series A, 5.00%, 06/01/44	7,000	7,871,430

		20,812,134

Transportation — 1.9%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,680	2,060,873

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Pennsylvania Turnpike Commission, Refunding RB, Sub Series B-2 (AGM), 5.00%, 06/01/35	$1,850	$2,238,333

		4,299,206

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 45.0% (Cost — $91,246,715)		98,744,625

Total Long-Term Investments — 161.3% (Cost — $325,234,163)		353,715,832

	Shares

Short-Term Securities — 0.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.81%(g)(h)	2,013,060	2,013,463

Total Short-Term Securities — 0.9% (Cost — $2,013,459)		2,013,463

Total Investments — 162.2% (Cost — $327,247,622)		355,729,295

Other Assets Less Liabilities — 0.2%		592,651

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.9)%		(54,657,305)

VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (37.5)%		(82,309,359)

Net Assets Applicable to Common Shares — 100.0%		$219,355,282

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	When-issued security.
(d)	Zero-coupon bond.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between April 1, 2020 to June 1, 2039, is $16,002,668. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.

(h)

During the six months ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/19	Net Activity	Shares Held at 01/31/20	Value at 01/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	2,353,360	(340,300)	2,013,060	$2,013,463	$6,325	$162	$4

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	40	03/20/20	$5,266	$(68,639)
U.S. Long Treasury Bond	84	03/20/20	13,737	(333,312)
5-Year U.S. Treasury Note	21	03/31/20	2,527	(24,895)

				$(426,846)

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$426,846	$—	$426,846

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six month ended January 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(1,104,766)	$—	$(1,104,766)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(228,922)	$—	$(228,922)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — Long	$—	(a)
Average notional value of contracts — Short	19,747,066

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3		Total
Assets:
Investments:
Long-Term Investments(a)	$—	$353,715,832		$—	$353,715,832
Short-Term Securities	2,013,463	—		—	2,013,463

	$2,013,463	$353,715,832	$		$355,729,295

Derivative Financial Instruments(b)
Liabilities:
Interest Rate Contracts	$(426,846)	$—		$—	$(426,846)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts. Future contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(54,480,225)	$—	$(54,480,225)
VRDP Shares at Liquidation Value	—	(82,600,000)	—	(82,600,000)

	$—	$(137,080,225)	$—	$(137,080,225)

See notes to financial statements.

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

January 31, 2020

	MUC	MUJ	MFT	MIY	MPA

ASSETS
Investments at value — unaffiliated(a)	$1,061,035,635	$789,304,412	$210,789,511	$770,368,249	$353,715,832
Investments at value — affiliated(b)	40,979	7,097,706	—	1,289,801	2,013,463
Cash	—	23,580	—	13,686	4,739
Cash pledged for futures contracts	1,065,000	489,000	206,550	560,950	299,800
Receivables:
Investments sold	—	—	10,076	—	—
Dividends — affiliated	211	5,235	964	1,996	588
Interest — unaffiliated	13,562,055	5,568,080	2,058,658	7,830,106	3,369,776
Prepaid expenses	12,549	7,649	5,910	72,900	84,332

Total assets	1,075,716,429	802,495,662	213,071,669	780,137,688	359,488,530

LIABILITIES
Bank overdraft	—	—	11,646	—	—
Payables:
Investments purchased	1,895,945	—	3,747,089	6,031,043	2,034,461
Income dividend distributions — Common Shares	1,783,608	1,628,309	423,894	1,449,335	613,807
Interest expense and fees	704,943	200,474	80,755	209,772	177,080
Investment advisory fees	927,542	669,595	173,818	634,158	291,910
Directors’ and Officer’s fees	365,515	3,237	924	3,142	11,057
Other accrued expenses	244,156	216,162	99,151	354,693	143,694
Variation margin on futures contracts	258,819	124,175	48,269	141,391	71,655

Total liabilities	6,180,528	2,841,952	4,585,546	8,823,534	3,343,664

OTHER LIABILITIES
TOB Trust Certificates	158,508,608	71,299,741	27,936,886	64,527,053	54,480,225
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)	—	236,656,498	—	231,490,345	82,309,359
VMTP Shares, at liquidation value of $100,000 per share(c)(d)	254,000,000	—	56,500,000	—	—

Total other liabilities	412,508,608	307,956,239	84,436,886	296,017,398	136,789,584

Total liabilities	418,689,136	310,798,191	89,022,432	304,840,932	140,133,248

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$657,027,293	$491,697,471	$124,049,237	$475,296,756	$219,355,282

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)	$581,297,061	$424,070,431	$113,445,548	$419,026,698	$194,522,514
Accumulated earnings	75,730,232	67,627,040	10,603,689	56,270,058	24,832,768

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$657,027,293	$491,697,471	$124,049,237	$475,296,756	$219,355,282

Net asset value per Common Share	$16.02	$16.31	$14.63	$16.07	$16.44

(a) Investments at cost — unaffiliated	$976,193,923	$718,505,112	$193,871,593	$709,307,752	$325,234,163
(b) Investments at cost — affiliated	$40,979	$7,097,706	$—	$1,289,729	$2,013,459
(c) Preferred Shares outstanding:
Par value $0.05 per share	—	—	565	—	826
Par value $0.10 per share	2,540	2,371	—	2,319	—
(d) Preferred Shares authorized	15,600	8,120	1,000,000	6,600	1,000,000
(e) Common Shares outstanding, par value $0.10 per share	41,002,483	30,153,865	8,477,872	29,578,269	13,343,626
(f) Common Shares authorized	199,981,860	199,990,153	unlimited	199,991,954	unlimited

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Operations  (unaudited)

Six Months Ended January 31, 2020

	MUC	MUJ	MFT	MIY	MPA

INVESTMENT INCOME
Interest — unaffiliated	$18,561,056	$15,623,274	$4,092,755	$14,503,552	$6,614,881
Dividends — affiliated	9,404	7,765	4,845	19,143	6,325

Total investment income	18,570,460	15,631,039	4,097,600	14,522,695	6,621,206

EXPENSES
Investment advisory	2,923,101	1,985,377	514,883	1,882,522	865,359
Accounting services	70,288	57,655	22,699	56,552	32,144
Professional	63,133	53,930	29,896	54,090	38,447
Directors and Officer	54,842	17,171	4,905	16,677	8,923
Rating agency	22,492	22,492	22,492	22,492	22,492
Transfer agent	17,965	16,585	9,775	17,256	15,452
Custodian	11,903	7,548	8,976	4,308	9,249
Registration	7,655	5,634	4,552	5,525	4,554
Printing	4,744	4,219	2,958	4,167	3,288
Liquidity fees	—	12,174	—	767,551	296,736
Remarketing fees on Preferred Shares	—	11,952	—	71,116	16,964
Miscellaneous	16,310	16,256	10,349	20,050	12,580

Total expenses excluding interest expense, fees and amortization of offering costs	3,192,433	2,210,993	631,485	2,922,306	1,326,188
Interest expense, fees and amortization of offering costs(a)	4,009,824	3,206,146	876,367	2,215,894	1,068,979

Total expenses	7,202,257	5,417,139	1,507,852	5,138,200	2,395,167
Less fees waived and/or reimbursed by the Manager	(176,575)	(814)	(389)	(1,709)	(478)

Total expenses after fees waived and/or reimbursed	7,025,682	5,416,325	1,507,463	5,136,491	2,394,689

Net investment income	11,544,778	10,214,714	2,590,137	9,386,204	4,226,517

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	—	(303)	(210)	(509)	162
Investments — unaffiliated	1,175,525	1,879,687	513,347	808,756	673,792
Futures contracts	(2,750,365)	(1,486,712)	(469,842)	(1,261,933)	(1,104,766)

	(1,574,840)	392,672	43,295	(453,686)	(430,812)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	—	—	—	(97)	4
Investments — unaffiliated	20,501,073	10,121,630	3,291,548	11,106,241	5,112,399
Futures contracts	(564,053)	(455,749)	(226,936)	(411,530)	(228,922)

	19,937,020	9,665,881	3,064,612	10,694,614	4,883,481

Net realized and unrealized gain	18,362,180	10,058,553	3,107,907	10,240,928	4,452,669

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$29,906,958	$20,273,267	$5,698,044	$19,627,132	$8,679,186

(a)	Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See notes to financial statements.

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	MUC		MUJ
	Six Months Ended 01/31/20 (unaudited)	Year Ended 07/31/19	Six Months Ended 01/31/20 (unaudited)	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$11,544,778	$23,450,577	$10,214,714	$19,771,208
Net realized loss	(1,574,840)	(7,240,768)	392,672	(3,422,603)
Net change in unrealized appreciation (depreciation)	19,937,020	28,806,519	9,665,881	22,945,821

Net increase in net assets applicable to Common Shareholders resulting from operations	29,906,958	45,016,328	20,273,267	39,294,426

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(10,701,648)	(23,581,636)	(9,600,237)	(18,996,935)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase in net assets applicable to Common Shareholders	19,205,310	21,434,692	10,673,030	20,297,491
Beginning of period	637,821,983	616,387,291	481,024,441	460,726,950

End of period	$657,027,293	$637,821,983	$491,697,471	$481,024,441

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Changes in Net Assets  (continued)

	MFT		MIY
	Six Months Ended 01/31/20 (unaudited)	Year Ended 07/31/19	Six Months Ended 01/31/20 (unaudited)	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$2,590,137	$5,476,513	$9,386,204	$18,330,527
Net realized gain (loss)	43,295	(334,112)	(453,686)	(2,019,681)
Net change in unrealized appreciation (depreciation)	3,064,612	3,870,410	10,694,614	21,476,253

Net increase in net assets applicable to Common Shareholders resulting from operations	5,698,044	9,012,811	19,627,132	37,787,099

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(2,543,362)	(5,925,542)	(8,696,011)	(18,368,105)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	11,910	—	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase in net assets applicable to Common Shareholders	3,154,682	3,099,179	10,931,121	19,418,994
Beginning of period	120,894,555	117,795,376	464,365,635	444,946,641

End of period	$124,049,237	$120,894,555	$475,296,756	$464,365,635

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	MPA
	Six Months Ended 01/31/20 (unaudited)	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$4,226,517	$8,422,880
Net realized loss	(430,812)	(1,427,493)
Net change in unrealized appreciation (depreciation)	4,883,481	12,057,146

Net increase in net assets applicable to Common Shareholders resulting from operations	8,679,186	19,052,533

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(3,682,841)	(8,530,833)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—	(119,150)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase in net assets applicable to Common Shareholders	4,996,345	10,402,550
Beginning of period	214,358,937	203,956,387

End of period	$219,355,282	$214,358,937

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Cash Flows  (unaudited)

Six Months Ended January 31, 2020

	MUC	MUJ	MFT	MIY	MPA

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$29,906,958	$20,273,267	$5,698,044	$19,627,132	$8,679,186
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	78,493,650	62,677,958	33,908,782	43,654,766	22,909,882
Purchases of long-term investments	(68,379,231)	(68,916,233)	(38,894,550)	(46,091,026)	(24,602,895)
Net proceeds from sales (purchases) of short-term securities	(40,979)	(4,714,920)	2,088,976	1,035,587	340,534
Amortization of premium and accretion of discount on investments and other fees	3,647,142	316,488	435,960	2,080,572	530,815
Net realized gain on investments	(1,175,525)	(1,879,384)	(513,137)	(808,247)	(673,954)
Net unrealized appreciation on investments	(20,501,073)	(10,121,630)	(3,291,548)	(11,106,144)	(5,112,403)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	4,393	(2,429)	1,217	969	902
Interest — unaffiliated	705,414	(245,720)	20,751	288,993	(16,520)
Variation margin on futures contracts	6,438	4,813	1,496	5,250	1,250
Prepaid expenses	7,890	26,540	26,094	16,143	(19,779)

Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	471,045	340,518	88,240	318,527	146,853
Interest expense and fees	(246,066)	19,278	(10,226)	(65,479)	(42,371)
Directors’ and Officer’s fees	14,289	262	79	278	977
Variation margin on futures contracts	(36,947)	13,784	3,640	6,719	(20,501)
Other accrued expenses	(23,987)	(19,964)	(12,529)	(143,721)	(82,825)

Net cash provided by (used for) operating activities	22,853,411	(2,227,372)	(448,711)	8,820,319	2,039,151

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(10,701,648)	(9,555,006)	(2,543,362)	(8,696,011)	(3,682,841)
Repayments of TOB Trust Certificates	(4,796,385)	—	(695,148)	—	—
Proceeds from TOB Trust Certificates	3,750,000	11,885,000	3,750,184	—	1,666,426
Increase (decrease) in bank overdraft	(10,886,880)	—	11,646	—	—
Amortization of deferred offering costs	—	9,598	—	4,987	7,534

Net cash (provided by) used for financing activities	(22,634,913)	2,339,592	523,320	(8,691,024)	(2,008,881)

CASH
Net increase in restricted and unrestricted cash	218,498	112,220	74,609	129,295	30,270
Restricted and unrestricted cash at beginning of period	846,502	400,360	131,941	445,341	274,269

Restricted and unrestricted cash at end of period	$1,065,000	$512,580	$206,550	$574,636	$304,539

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$4,255,890	$3,177,270	$886,593	$2,276,386	$1,103,816

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$23,580	$—	$13,686	$4,739
Cash pledged for futures contracts	1,065,000	489,000	206,550	560,950	299,800

	$1,065,000	$512,580	$206,550	$574,636	$304,539

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$27,360	$8,391	$29,391	$17,469
Cash pledged for futures contracts	846,502	373,000	123,550	415,950	256,800

	$846,502	$400,360	$131,941	$445,341	$274,269

See notes to financial statements.

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	MUC
	Six Months Ended 01/31/20 (unaudited)		Year Ended July 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$15.56		$15.03	$15.53	$16.51	$15.78	$15.82

Net investment income(a)	0.28		0.57	0.64	0.69	0.77	0.78
Net realized and unrealized gain (loss)	0.44		0.54	(0.47)	(0.93)	0.76	(0.00	)(b)

Net increase (decrease) from investment operations	0.72		1.11	0.17	(0.24)	1.53	0.78

Distributions to Common Shareholders(c)
From net investment income	(0.26)		(0.57)	(0.67)	(0.74)	(0.80)	(0.82)
From net realized gain	—		(0.01)	—	—	—	—

Total distributions	(0.26)		(0.58)	(0.67)	(0.74)	(0.80)	(0.82)

Net asset value, end of period	$16.02		$15.56	$15.03	$15.53	$16.51	$15.78

Market price, end of period	$14.48		$14.00	$13.07	$14.75	$16.28	$14.28

Total Return Applicable to Common Shareholders(d)
Based on net asset value	4.86	%(e)	8.17%	1.54%	(1.08)%	10.20%	5.52%

Based on market price	5.35	%(e)	11.92%	(7.03)%	(4.73)%	20.08%	7.60%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.22	%(f)	2.58%	2.38%	2.04%	1.60%	1.47%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.16	%(f)	2.50%	2.29%	1.96%	1.55%	1.45%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(g)	0.93	%(f)	0.92%	0.93%	0.93%	0.93%	0.93%

Net investment income to Common Shareholders	3.56	%(f)	3.82%	4.20%	4.44%	4.79%	4.88%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$657,027		$637,822	$616,387	$636,865	$677,128	$646,897

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$254,000		$254,000	$254,000	$254,000	$254,000	$254,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$358,672		$351,111	$342,672	$350,734	$366,586	$354,684

Borrowings outstanding, end of period (000)	$158,509		$159,555	$185,905	$181,685	$169,699	$161,571

Portfolio turnover rate	7%		24%	24%	19%	21%	25%

(a)	Based on average Common Shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MUJ
	Six Months Ended 01/31/20 (unaudited)		Year Ended July 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$15.95		$15.28	$15.57	$16.55	$15.62	$15.74

Net investment income(a)	0.34		0.66	0.71	0.77	0.84	0.84
Net realized and unrealized gain (loss)	0.34		0.64	(0.26)	(0.94)	0.96	(0.07)

Net increase (decrease) from investment operations	0.68		1.30	0.45	(0.17)	1.80	0.77

Distributions to Common Shareholders from net investment income(b)	(0.32)		(0.63)	(0.74)	(0.81)	(0.87)	(0.89)

Net asset value, end of period	$16.31		$15.95	$15.28	$15.57	$16.55	$15.62

Market price, end of period	$14.75		$14.43	$12.90	$14.88	$16.12	$13.55

Total Return Applicable to Common Shareholders(c)
Based on net asset value	4.53	%(d)	9.44%	3.52%	(0.57)%	12.39%	5.59%

Based on market price	4.49	%(d)	17.28%	(8.55)%	(2.44)%	26.20%	2.18%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.23	%(e)	2.49%	2.23%	1.89%	1.52%	1.62	%(f)

Total expenses after fees waived and/or reimbursed and paid indirectly	2.23	%(e)	2.49%	2.23%	1.89%	1.52%	1.57	%(f)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(g)(h)	0.91	%(e)	0.92%	0.93%	0.91%	0.90%	1.02	%(f)

Net investment income to Common Shareholders	4.21	%(e)	4.28%	4.60%	4.95%	5.27%	5.27%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$491,697		$481,024	$460,727	$469,417	$499,058	$470,946

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$237,100		$237,100	$237,100	$237,100	$237,100	$237,100

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$307,380		$302,878	$294,318	$297,983	$310,484	$298,628

Borrowings outstanding, end of period (000)	$71,300		$59,415	$62,747	$63,877	$55,089	$52,744

Portfolio turnover rate	8%		8%	14%	8%	9%	10%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and/or paid indirectly and total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees and amortization of offering costs would have been 1.52%, 1.50% and 0.95%, respectively.

(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(h)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Six Months Ended 01/31/20 (unaudited)	Year Ended July 31,
		2019	2018	2017	2016	2015
Expense ratios	0.90%	0.91%	0.93%	0.91%	0.89%	1.01%

See notes to financial statements.

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MFT
	Six Months Ended 01/31/20 (unaudited)		Year Ended July 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$14.26		$13.90	$14.60	$15.55	$14.95	$14.83

Net investment income(a)	0.31		0.65	0.74	0.79	0.83	0.84
Net realized and unrealized gain (loss)	0.36		0.41	(0.64)	(0.91)	0.62	0.13

Net increase (decrease) from investment operations	0.67		1.06	0.10	(0.12)	1.45	0.97

Distributions to Common Shareholders from net investment income(b)	(0.30)		(0.70)	(0.80)	(0.83)	(0.85)	(0.85)

Net asset value, end of period	$14.63		$14.26	$13.90	$14.60	$15.55	$14.95

Market price, end of period	$13.96		$13.59	$13.03	$14.67	$16.09	$13.37

Total Return Applicable to Common Shareholders(c)
Based on net asset value	4.87	%(d)	8.21%	0.92%	(0.51)%	10.31%	7.25%

Based on market price	5.00	%(d)	10.01%	(5.85)%	(3.39)%	27.63%	7.27%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.46	%(e)	2.82%	2.47%	2.07%	1.61%	1.56%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.46	%(e)	2.82%	2.47%	2.07%	1.61%	1.56%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	1.03	%(e)	1.05%	1.03%	1.00%	0.96%	0.98%

Net investment income to Common Shareholders	4.23	%(e)	4.68%	5.23%	5.35%	5.45%	5.52%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$124,049		$120,895	$117,795	$123,705	$131,739	$126,696

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$56,500		$56,500	$56,500	$56,500	$56,500	$56,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$319,556		$313,973	$308,487	$318,947	$333,167	$324,240

Borrowings outstanding, end of period (000)	$27,937		$26,002	$28,786	$27,229	$21,953	$19,488

Portfolio turnover rate	16%		39%	30%	34%	21%	13%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MIY
	Six Months Ended 01/31/20 (unaudited)		Year Ended July 31,
			2019		2018	2017	2016		2015

Net asset value, beginning of period	$15.70		$15.04		$15.48	$16.36	$15.48		$15.24

Net investment income(a)	0.32		0.62		0.69	0.75	0.79		0.83
Net realized and unrealized gain (loss)	0.34		0.66		(0.42)	(0.86)	0.92		0.27

Net increase (decrease) from investment operations	0.66		1.28		0.27	(0.11)	1.71		1.10

Distributions to Common Shareholders from net investment income(b)	(0.29)		(0.62)		(0.71)	(0.77)	(0.83)		(0.86)

Net asset value, end of period	$16.07		$15.70		$15.04	$15.48	$16.36		$15.48

Market price, end of period	$14.68		$14.24		$12.89	$14.19	$15.38		$13.22

Total Return Applicable to Common Shareholders(c)
Based on net asset value	4.48	%(d)	9.42%		2.37%	(0.07)%	11.99%		8.08%

Based on market price	5.23	%(d)	15.80%		(4.29)%	(2.56)%	23.28%		4.43%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.18	%(e)	2.46%		2.16%	1.88%	1.54	%(f)	1.52	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	2.18	%(e)	2.46%		2.16%	1.88%	1.54	%(f)	1.48	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, and amortization of offering costs(h)	1.24	%(e)	1.09	%(i)	0.89%	0.89%	0.93	%(f)	0.93	%(g)

Net investment income to Common Shareholders	3.99	%(e)	4.11%		4.49%	4.81%	5.02%		5.30%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$475,297		$464,366		$444,947	$457,888	$483,968		$282,534

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$231,900		$231,900		$231,900	$231,900	$231,900		$144,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$304,958		$300,244		$291,870	$297,450	$308,697		$295,390

Borrowings outstanding, end of period (000)	$64,527		$64,527		$60,002	$52,002	$51,227		$23,487

Portfolio turnover rate	6%		15%		8%	13%	19%		19%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs total expenses, total expenses after fees waived and/or reimbursed and/or paid indirectly and total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees and amortization of offering costs would have been 1.49%, 1.49% and 0.88%, respectively.

(g)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs total expenses, total expenses after fees waived and/or reimbursed and/or paid indirectly and total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees and amortization of offering costs would have been 1.48%, 1.48% and 0.92%, respectively

(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.90%.

See notes to financial statements.

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MPA
	Six Months Ended 01/31/20 (unaudited)		Year Ended July 31,
			2019		2018	2017	2016	2015

Net asset value, beginning of period	$16.06		$15.27		$15.74	$16.76	$15.77	$15.77

Net investment income(a)	0.32		0.63		0.71	0.76	0.80	0.81
Net realized and unrealized gain (loss)	0.34		0.80		(0.47)	(1.03)	1.02	0.07

Net increase (decrease) from investment operations	0.66		1.43		0.24	(0.27)	1.82	0.88

Distributions to Common Shareholders from net investment income(b)	(0.28)		(0.64)		(0.71)	(0.75)	(0.83)	(0.88)

Net asset value, end of period	$16.44		$16.06		$15.27	$15.74	$16.76	$15.77

Market price, end of period	$14.74		$14.18		$13.26	$14.69	$16.07	$13.50

Total Return Applicable to Common Shareholders(c)
Based on net asset value	4.35	%(d)	10.32%		2.09%	(1.20)%	12.38%	6.33%

Based on market price	5.96	%(d)	12.18%		(5.01)%	(3.83)%	25.87%	3.34%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.21	%(e)	2.55%		2.26%	1.91%	1.46%	1.54	%(f)

Total expenses after fees waived and/or reimbursed and paid indirectly	2.21	%(e)	2.55%		2.26%	1.91%	1.46%	1.45	%(f)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(g)	1.23	%(e)	0.99	%(h)	0.95%	0.94%	0.89%	0.96	%(f)

Net investment income to Common Shareholders	3.91	%(e)	4.11%		4.56%	4.83%	4.98%	5.05%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$219,355		$214,359		$203,956	$210,170	$223,738	$210,549

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$82,600		$82,600		$82,600	$82,600	$82,600	$82,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$365,563		$359,514		$346,921	$354,444	$370,869	$354,901

Borrowings outstanding, end of period (000)	$54,480		$52,814		$58,176	$55,826	$48,710	$28,468

Portfolio turnover rate	7%		21%		21%	15%	17%	21%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and/or paid indirectly and total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees and amortization of offering costs would have been 1.40%, 1.40% and 0.91%, respectively.

(g)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(h)	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.96%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	53

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniHoldings California Quality Fund, Inc.	MUC	Maryland	Diversified
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	MUJ	Maryland	Non-diversified
BlackRock MuniYield Investment Quality Fund	MFT	Massachusetts	Diversified
BlackRock MuniYield Michigan Quality Fund, Inc.	MIY	Maryland	Non-diversified
BlackRock MuniYield Pennsylvania Quality Fund	MPA	Massachusetts	Non-diversified

The Boards of Directors and Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors.” The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, are recognized on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g.,TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal period ended January 31, 2020. The adjusted cost basis of securities at July 31, 2019, are as follows:

MUC	$986,839,014
MUJ	713,086,727
MFT	196,811,264
MPA	325,468,223

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Funds.

54	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (unaudited) (continued)

addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Fund provides the Fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a Fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event, as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. The funds’ believes that each fund’s restriction on borrowings do not apply to the fund’s TOB Trust transactions. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
MUC	$1,000,177	$358,116	$108,428	$1,466,721
MUJ	460,086	132,460	74,533	667,079
MFT	170,026	54,537	23,257	247,820
MIY	424,733	130,632	41,363	596,728
MPA	347,658	117,174	33,989	498,821

For the six months ended January 31, 2020, the following table is a summary of each fund’s Loan TOB Trusts Certificates:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MUC	$336,563,344	$158,508,608	0.92% — 1.04%	$157,367,303	1.85%
MUJ	134,864,612	71,299,741	0.84% — 1.14%	70,007,893	1.90
MFT	52,934,764	27,936,886	0.94% — 1.12%	26,500,784	1.86
MIY	126,625,613	64,527,053	0.97% — 1.14%	64,527,053	1.84
MPA	98,744,625	54,480,225	0.96% — 1.12%	53,601,729	1.85

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit

56	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.
(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, the fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at January 31, 2020, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at January 31, 2020.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

	MUC	MUJ	MFT	MIY	MPA
Investment advisory fees	0.55%	0.50%	0.50%	0.49%	0.49%

For purposes of calculating these fees, “net assets” mean the total assets of each Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

Expense Waivers: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors who are not “interested persons” of the Funds’, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. Prior to December 1, 2019, this waiver was voluntary. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2020, the amounts waived were as follows:

	MUC	MUJ	MFT	MIY	MPA
Amounts waived	$632	$814	$389	$1,709	$478

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2021. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the six months ended January 31, 2020, there were no fees waived by the Manager.

The Manager, for MUC, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2020, the waiver was $175,943.

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (unaudited) (continued)

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7. PURCHASES AND SALES

For the six months ended January 31, 2020, purchases and sales of investments, excluding short-term securities, were as follows:

	MUC	MUJ	MFT	MIY	MPA
Purchases	$70,275,176	$68,916,233	$32,177,896	$52,122,069	$24,834,911
Sales	78,448,650	110,217,958	33,105,768	43,654,766	22,858,117

8. INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2020. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of January 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of January 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	MUC	MUJ	MFT	MIY	MPA
Tax cost	$817,926,388	$654,980,582	$166,019,728	$646,299,843	$272,892,912

Gross unrealized appreciation	$84,850,895	$70,834,755	$16,917,859	$61,060,569	$29,805,603
Gross unrealized depreciation	(1,713,120)	(1,422,570)	(420,063)	(1,056,719)	(1,876,291)

Net unrealized appreciation (depreciation)	$83,137,775	$69,412,185	$16,497,796	$60,003,850	$27,929,312

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

58	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary, to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now been detected internationally. This coronavirus has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of epidemics and pandemics such as the coronavirus, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. The impact of the outbreak may be short term or may last for an extended period of time.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Each of MUC, MUJ, MIY and MPA invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject each Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Funds’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, MUC, MIY and MPA invested a significant portion of their assets in securities in the county, city, special district and school district sector. MUJ invested a significant portion of its assets in securities in the transportation sector. MUC, MIY and MPA invested a significant portion of their assets in securities in the health sector. MUJ, MIY and MPA invested a significant portion of their assets in securities in the education sector. MUJ and MIY invested a significant portion of their assets in securities in the state sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10.	CAPITAL SHARE TRANSACTIONS

Common Shares

MFT and MPA are authorized to issue an unlimited number of Common Shares and 1 million Preferred Shares, all of which were initially classified as Common Shares. MUC, MUJ and MIY each is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10, except for MFT and MPA, which is $0.025. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

For the six months ended January 31, 2020, shares issued and outstanding remained constant for MFT. For the year ended July 31, 2019, shares issued and outstanding increased by 839, for MFT as a result of dividend reinvestment.

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (unaudited) (continued)

For the six months ended January 31, 2020 and the year ended July 31, 2019, shares issued and outstanding remained constant for MUC, MUJ, MIY and MPA.

The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2018 through November 30, 2019, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. From December 1, 2019 through November 30, 2020, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts. For the six months ended January 31, 2020, the Funds did not repurchase any shares.

Preferred Shares

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MUJ, MIY and MPA (for purposes of this section, a “VRDP Fund”), have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MUJ	06/30/11	1,727	$172,700,000	07/01/41
	04/13/15	644	64,400,000	07/01/41
MIY	04/21/11	1,446	144,600,000	05/01/41
	09/14/15	873	87,300,000	05/01/41
MPA	05/19/11	663	66,300,000	06/01/41
	04/13/15	163	16,300,000	06/01/41

Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

	MUJ	MIY	MPA
Expiration Date	04/15/20	07/03/20	07/02/20

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees.

60	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Ratings: As of period end, the VRDP Shares were assigned the following assigned ratings:

	Long-term Moody’s Rating	Long-term Fitch Rating	Short-term Moody’s Rating	Short-term Fitch Rating	Short-term S&P Global Rating
MUJ	Aa2	AAA	N/A	N/A	N/A
MIY	Aa2	AAA	P-1	F1	N/A
MPA	Aa2	AAA	N/A	F1+	A-1+

Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and S&P Global. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: A VRDP Fund may commence a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Funds have commenced or are set to commence a special rate period:

	Commencement Date	Expiration Date as of period ended January 31, 2020
MUJ	04/17/2014	04/15/2020

Prior to the expiration date, the VRDP Fund and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Fund on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Fund is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Fund will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Fund will pay nominal or no fees to the liquidity provider and remarketing agent.

If a VRDP Fund redeems its VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the six months ended January 31, 2020, the annualized dividend rates for the VRDP Shares were as follows:

	MUJ	MIY	MPA
Rate	2.13%	1.39%	1.36%

VMTP Shares

MUC and MFT (for purposes of this section, a “VMTP Funds”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Fund may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
MUC	03/22/2012	2,540	$254,000,000	03/30/2021	Aa2	AAA
MFT	12/16/2011	565	56,500,000	07/02/2021	Aa1	AAA

Redemption Terms: A VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Fund is required to begin to segregate liquid assets with its

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements  (unaudited) (continued)

custodian to fund the redemption. In addition, a VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Fund. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended January 31, 2020, the average annualized dividend rates for the VMTP Shares were as follows:

	MUC	MFT
Rate	2.00%	2.22%

For the six months ended January 31, 2020, VMTP Shares issued and outstanding of each Fund remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of any upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividends Accrued	Deferred Offering Costs Amortization
MUC	$2,541,898	$1,205
MUJ	2,529,469	9,598
MFT	628,547	—
MIY	1,614,179	4,987
MPA	562,624	7,534

11. SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted.

The Funds declared and paid distributions to Common Shareholders as follows:

	Common Dividend Per Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
MUC	$0.0435	$0.0460	VMTP	W-7	$368,786
MUJ	0.0540	0.0540	VRDP	W-7	358,241
MFT	0.0500	0.0500	VMTP	W-7	89,871
MIY	0.0490	0.0490	VRDP	W-7	219,101
MPA	0.0460	0.0460	VRDP	W-7	76,145

(a)	Net investment income dividend paid on March 2, 2020 to Common Shareholders of record on February 14, 2020.
(b)	Net investment income dividend declared on March 2, 2020 payable to Common Shareholders of record on March 16, 2020.
(c)	Dividends declared for period February 1, 2020 to February 29, 2020.

62	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Director

Karen P. Robards, Co-Chair of the Board and Director

Michael J. Castellano, Director

Cynthia L. Egan, Director

Frank J. Fabozzi, Director

Henry Gabbay, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director

Catherine A. Lynch, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Effective February 19, 2020, Henry Gabbay resigned as a Director of the Funds.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10286

VRDP Liquidity Providers

Citibank, N.A.(a)

New York, NY 10179

Bank of America, N.A.(b)

New York, NY 10036

The Toronto-Dominion Bank(c)

New York, NY 10019

VRDP Remarketing Agents

Citigroup Global Markets Inc.(a)

New York, NY 10179

BofA Securities, Inc.(b)

New York, NY 10036

TD Securities (USA) LLC(c)

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For MIY.
(b)	For MUJ.
(c)	For MPA.

DIRECTOR AND OFFICER INFORMATION	63

Additional Information

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month/quarter and may at times in any particular month/quarter pay out such accumulated but undistributed income in addition to net investment income earned in that month/quarter. As a result, the distributions paid by the Funds for any particular month/quarter may be more or less than the amount of net investment income earned by the Funds during such month/quarter. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

Except as described below, during the period there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Effective July 31, 2019, each Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. The adoption of the new policy will have no effect on a Fund’s existing investment policy to invest primarily in investment grade municipal obligations.

On July 29, 2019, the Board approved the elimination of MUC’s non-fundamental policy limiting investments in illiquid investments to 15% of MUC’s net assets. As a result, MUC may invest without limit in illiquid investments.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds, may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

64	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

EDA	Economic Development Authority

EDC	Economic Development Corp.

GARB	General Airport Revenue Bonds

GO	General Obligation Bonds

HDA	Housing Development Authority

HFA	Housing Finance Agency

IDA	Industrial Development Authority

IDB	Industrial Development Board

LRB	Lease Revenue Bonds

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

RB	Revenue Bonds

S/F	Single-Family

Syncora	Syncora Guarantee

S&P	Standard & Poor’s

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	65

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MQUAL5-1/20-SAR

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 – Investments

(a)The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b)Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

(a)Not Applicable to this semi-annual report.

(b)As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b)There were no changes in the registrant's internal control over financial reporting (as defined in Rule

30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings New Jersey Quality Fund, Inc.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Date: April 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Date: April 3, 2020

By: /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Date: April 3, 2020

4